UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:           811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

October 31, 2021

Annual Report

Victory Diversified Stock Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory THB US Small Opportunities Fund

Victory Strategic Allocation Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	3
Managers' Commentary/Investment Overview (Unaudited)	5
Investment Objectives and Portfolio Holdings (Unaudited)	25
Schedules of Portfolio Investments
Victory Diversified Stock Fund	32
Victory NewBridge Large Cap Growth Fund	35
Victory Special Value Fund	37
Victory THB US Small Opportunities Fund	40
Victory Strategic Allocation Fund	43
Victory INCORE Fund for Income	44
Victory INCORE Investment Grade Convertible Fund	46
Financial Statements
Statements of Assets and Liabilities	49
Statements of Operations	54
Statements of Changes in Net Assets	57
Financial Highlights	66
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	100
Supplemental Information (Unaudited)	102
Trustee and Officer Information	102
Proxy Voting and Portfolio Holdings Information	105
Expense Examples	105
Advisory Contract Approval	107
Additional Federal Income Tax Information	109
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

There's no denying the enormous toll that COVID-19 has had on so many of us, both personally and professionally. But if our recent experience with this pandemic has taught us anything, it's that we — as a nation — are resilient. Through it all, our economy and the financial markets have endured and performed admirably.

Consider that just one year ago we were still anxiously awaiting the development and approval of an effective vaccine, while wondering if the initial sharp rebound in financial assets would hold. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued through most of the annual reporting period that ended October 31, 2021.

By all accounts, the economy, and life in general, continues trending toward a new normal. But it's always healthy to reflect on the events that transpired over the past year.

It may seem like an eternity ago, but in late 2020 financial markets were being alternately fueled and roiled by a variety of factors, including: the ebb and flow of COVID-19 cases; a contentious U.S. presidential election season; growing optimism for an effective vaccine; and a fluid debate regarding the need for more stimulus. Ultimately, stocks were propelled higher in late 2020, and the upward trajectory continued, more or less, for the first two quarters of 2021. Of course, nothing moves in a straight line, and heightened volatility re-emerged in September and October as our annual reporting period drew to a close.

More recently, investors have been pondering a new set of worries — some of them directly related to the U.S. Federal Reserve's (the "Fed") accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the crisis. Already, the Fed has definitively laid out a plan to begin tapering its aggressive bond buying program, and now we're all wondering how much higher interest rates will ultimately rise. Many CEOs are also expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation.

So how did markets actually fare during the most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered an impressive annual return of nearly 43% for the 12-month period ended October 31, 2021. Not coincidentally, this broad market index has been bounding around near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 67 basis points (a basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's accommodative monetary policy. As the end of the reporting period approached, the yield on the 10-Year U.S. Treasury was hovering just below its high for the year, finishing at 1.55%, as of the end of October 2021.

All this merely exemplifies just how dynamic and resilient markets have been. Of course, there are myriad challenges ahead (some yet to be identified), and we should not expect such robust equity returns each and every year. Although no one knows what the future holds, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets throw at us.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863 (800-235-8396 for Member Class) or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Equity Funds

Victory Diversified Stock Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The S&P 500® Index (the "Index") was up approximately 43% over the trailing 12 months ended October 31, 2021. This rally has been broad-based, but far from uniform, with the Financials and Energy sectors garnering outsized returns of 111% and 72%, respectively, while the Utilities and Consumer Staples sectors were laggards, up just 11% and 19%, respectively. The Technology sector, which was largely a winner as the pandemic accelerated secular trends around digital transformation, cloud computing, and artificial intelligence, also outperformed, as did the Real Estate sector.

More recently, we've seen some dramatic changes in leadership. Specifically, in September, the market declined approximately 5% as interest rates rose and longer duration/growth equities underperformed after a strong July and August. But in October, the market rebounded along with growth stocks, while interest rates pulled back despite higher inflation data.

Indeed, as the pandemic subsides, supply chains normalize, and people return to work, the economic recovery should continue while inflation should moderate, which we see as a good backdrop for equities. We see noteworthy opportunities in housing, trucking/logistics, building products/construction, autos, energy, and banking. Extended valuations/sentiment and potential for rising rates keep us underweight on speculative growth stocks, while we see much stock-specific opportunity in semiconductors/semi-cap equipment and leading-edge life science tools/biotech.

How did Victory Diversified Stock Fund (the "Fund") perform during the reporting period?

The Fund returned 46.50% (Class A at net asset value) for the fiscal year ended October 31, 2021, outperforming the Index, which returned 42.91% for the period.

What strategies did you employ during the reporting period?

The Fund pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth.

Using this framework, the Fund generated the strongest returns within the Energy, Financials, and Industrials sectors, each up 50% or more over the fiscal year, as well as strong relative performance within the Consumer Discretionary sector. The Technology and Real Estate sectors lagged on a relative basis but still generated positive absolute returns.

Within the Energy sector, exploration & production company Matador Resources Company was our top performer. The stock mainly benefited from strong energy prices and its peer-leading growth profile. Our bank holdings, particularly Western Alliance Bancorp and ServisFirst Bancshares, drove the strong stock selection in the Financials sector, mostly due to the move higher in interest rates, and again, stronger growth profiles.

Victory Equity Funds

Victory Diversified Stock Fund (continued)

Managers' Commentary (continued)

In the Technology sector, the Fund's largest detractor for the year was optical and photonic communications equipment vendor Lumentum Holdings ("Lumentum"). Lumentum has come under pressure as near-term headwinds drive negative estimate revisions, including supply chain constraints, inventory build at certain customers, COVID-19-related issues hampering network deployments, and the decline in the 3D-sensing market. We continue to hold the stock as growth looks primed to reaccelerate and the company maintains dominant market position and technological differentiation. In the Real Estate sector, our position in American Tower Corporation, an owner and developer of multitenant cellular communication towers, drove results.

Victory Equity Funds

Victory Diversified Stock Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/28/89		3/1/02		8/31/07	3/26/99	3/3/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	46.50%	38.09%	45.01%	44.01%	46.79%	46.02%	46.89%	46.75%	42.91%
Five Year	16.67%	15.29%	15.61%	15.61%	16.96%	16.35%	17.02%	16.91%	18.93%
Ten Year	13.79%	13.12%	12.81%	12.81%	14.09%	13.47%	N/A	N/A	16.21%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	12.11%	13.28%	N/A
The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Diversified Stock Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Equity Funds

Victory NewBridge Large Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

It's been approximately 20 months since the pandemic started to unfold in the United States in February 2020 and we continue to work through it on many levels. As heroic frontline workers and first responders worked tirelessly to save lives and serve those in need, others have done their best to adjust and adapt. Thankfully, a vast array of technological advancements allowed people to communicate, collaborate and transact in a way that wasn't possible only a few years ago. Communications networks were not robust or reliable enough to work remotely, have R&D teams collaborate from far-flung locations in a rush to develop much needed vaccines or have companies stay in business by shifting almost completely to e-commerce. Whereas last year was consumed by the need to save lives as vaccines were being developed in record-breaking time, this year the focus shifted more to repairing and reopening the economy; especially in the hardest-hit sectors and industries such as travel, hospitality, food service and retail. Much-needed relief arrived late last year on November 9, 2020; now known as "Pfizer Monday." Emergency-use authorization was also granted to Eli Lilly and a few days later, Moderna reported a 94.5% reduction in COVID-19 infection risk among those who received its vaccine. The good news came not a moment too soon as only a few weeks before, on November 4, the United States reached the scary milestone of 100,000 infections in one day for the first time.

The arrival of vaccine treatments also helped fuel a rebound in the 10-year U.S. Treasury yield that had been as low as 0.50% in August of 2020. From that point forward, the equity market's performance started to transition towards value/cyclical sectors as expectations of widespread vaccinations leading to a reopening economy increased. Along with those rising expectations came a rapid increase in the 10-year U.S. Treasury yield, which jumped from 0.50% in August to 1.74% in February 2021. The velocity and composition of the increase in interest rates led to this year's first selloff in growth stocks that lasted between mid-February and the first week in March. As the 10-year U.S. Treasury yield stopped rising and earning reports were reassuring, growth stocks did bounce from oversold levels and were on the rise once more. The second challenging period for growth came in late April and lasted through mid-May as Consumer Price Index ("CPI") figures showed marked inflation trends versus last year; especially in some commodities such as oil, copper and lumber. Renewed inflation concerns negatively influenced growth stocks once more and it wasn't until May that CPI figures showed that the rate of inflation had slowed sequentially before growth stocks staged their recovery from the second slide that began at the end of April. From mid-May through the beginning of September, equity markets in general shrugged off rising energy prices, ongoing negotiations over the U.S. administration's infrastructure package, a delayed recovery in travel and postponed return to offices due to the COVID-19 Delta variant. Unfortunately, September's market action held true to historical form — with increased volatility and a negative monthly return in several major indexes — mostly caused by macro factors (the Evergrande default, monetary and fiscal policy considerations, inflationary pressures, COVID-19 Delta variant issues, etc.). More consequentially, in the last week of September, the 10-year U.S. Treasury yield rose rapidly to above 1.50% for the first time since June, oil prices hit a three-year high, and the price of natural gas surged. While the speed of the backup in rates was likely the primary driver, these dynamics contributed

Victory Equity Funds

Victory NewBridge Large Cap Growth Fund (continued)

Managers' Commentary (continued)

to a very significant rotation away from growth stocks and into value. Investors continued to debate the duration of inflationary pressures with a rotation away from growth stocks for the third time this year, indicating that it may be more persistent than previously contemplated. Fortunately, October brought some relief as there were some signs of improvement or at least a belief that pressures may have peaked, leading to healthier investor sentiment and a bounce in growth stocks.

Overall, it appears that equity investors are coming to grips with a higher level of inflation in all its forms and are not quite willing to accept that a recession is imminent. Although the U.S. Federal Reserve (the "Fed") has expressed it will be vigilant, monetary policy remains accommodative, consumers are in good financial shape, demand remains robust and interest rates are still lower than the level immediately preceding the pandemic.

How did Victory NewBridge Large Cap Growth Fund perform during the reporting period?

The Fund returned 31.73% (Class A at net asset value) for the fiscal year ended October 31, 2021, underperforming the Russell 1000® Growth Index (the "Index"), which returned 43.21% for the period.

What strategies did you employ during the reporting period?

The majority of the underperformance was attributed to the Consumer Discretionary, Health Care and Information Technology sectors, which underperformed the respective sectors in the Index by -3.98%, -2.34% and -1.92%, respectively.

Within the Consumer Discretionary sector, not owning Tesla, which was up 187% during the period, represented a -2.09% drag; almost half of the underperformance. With respect to companies we did own that negatively impacted performance, Alibaba and Airbnb were the top two. Given the lack of clarity in China, we sold Alibaba. Understanding the near-term delays in travel-related businesses, we continue to own Airbnb as we believe the company is a long-term beneficiary and is managing costs well in the interim.

Similarly, not owning Microsoft in the Information Technology sector until early October represented a -1.45% relative performance drag. Beyond Microsoft, the Fund's investments in Twilio, Micron Technology and Visa were notable performance detractors as well. We exited Micron Technology but remain invested in Twilio and Visa.

In the Health Care sector, the distribution of underperformance was less concentrated. Our top detractors in descending order were Veeva Systems, Vertex Pharmaceuticals, TG Therapeutics and Align. All companies largely delivered what was expected of them but their valuations demanded more. We sold our position in Vertex, as the pace of development disappointed and weighed on performance. The top two drags on performance from companies we don't own were Moderna and Eli Lilly which were up 411% and 98%, respectively.

Having managed a focused portfolio of high-quality growth stocks through the tech boom and bust, September 11, the Great Financial Crisis, the fourth quarter of 2018, and the COVID-19 pandemic, we know not to panic nor act emotionally. Instead, experience has taught us never to short-change the hard work, perseverance, and ability to adapt that

Victory Equity Funds

Victory NewBridge Large Cap Growth Fund (continued)

Managers' Commentary (continued)

people draw on to overcome adversity. Difficult as it was, we adhered to our investment philosophy and process by focusing on company fundamentals and looking for investment opportunities created by the greatest increase in volatility in 12 years and we endeavor to do so in the future

Equities have gone through several significant style rotations over the last 12 months as investor preference oscillated between secular growth or "stay-at-home"/pandemic beneficiaries and value/cyclical or "reopening" stocks. The first phase, which began in late March 2020 and lasted until Pfizer Monday, was dominated by growth stocks as they demonstrated resiliency, and in many cases accelerated their growth opportunities by several years because they offered solutions to navigate an economy that was largely closed. Clear as it was that swift and significant monetary stimulus would be a huge tailwind for high-growth stocks initially, it was equally evident to us that the next phase would most likely benefit "reopening stocks" in the hardest-hit sectors and industries. Therefore, we thought it was prudent to maintain positions in select "reopening" stocks that we believe also have long-term growth prospects that meet our criteria. This diversified, barbell approach positioned the portfolio well for favorable COVID-19 headlines and reopening in a post-pandemic environment without having to time the transition, which in hindsight spans the last fiscal year ending October and was more challenging for our pure growth portfolio than the prior year. Looking ahead and preparing for what comes next, we continue to barbell the portfolio and believe the portfolio is well-positioned for the rest of this year and next.

While many are looking to the Fed to contain inflationary pressures, there are a few concomitant tools available. First, as the bond market anticipates a higher level of inflation, capital will cost more as interest rates rise. Despite the readily accepted conclusion that rising interest rates hurt long-duration assets like growth stocks, it is worth considering that what worked in 2020 might actually work again in 2022. Companies struggling to contend with labor shortages, escalating raw material costs and supply chain disruptions are likely to seek productivity-enhancing solutions, as opposed to relying solely on price increases that may lead to demand destruction or market share loss. In addition to helping manage inflationary pressures, many growth companies have enviable business models with high profit margins that require less debt and can self-finance current operations, R&D, and future growth in an environment in which capital is less abundant; thereby making them more attractive.

We are committed to adhering to our investment process and philosophy of finding and buying high-quality, high-growth stocks that will be successful over the longer term. We believe we have upgraded the growth and quality of the portfolio over the last several months and believe the portfolio and our investment process and philosophy are well-positioned in the current environment and the future.

Victory Equity Funds

Victory NewBridge Large Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	31.73%	24.06%	31.44%	30.58%	32.38%	32.32%	43.21%
Five Year	20.52%	19.10%	19.67%	19.67%	21.03%	20.92%	25.49%
Ten Year	15.12%	14.44%	14.24%	14.24%	15.55%	N/A	19.42%
Since Inception	N/A	N/A	N/A	N/A	N/A	15.96%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory NewBridge Large Cap Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Equity Funds

Victory Special Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The S&P 500® Index (the "Index") was up approximately 43% over the trailing 12 months ended October 31, 2021. This rally has been broad-based, but far from uniform, with the Financials and Energy sectors garnering outsized returns of 111% and 72%, respectively, while the Utilities and Consumer Staples sectors were laggards, up just 11% and 19%, respectively. The Technology sector, which was largely a winner as the pandemic accelerated secular trends around digital transformation, cloud computing, and artificial intelligence, also outperformed, as did the Real Estate sector.

More recently, we've seen some dramatic changes in leadership. Specifically, in September, the market declined approximately 5% as interest rates rose and longer duration/ growth equities underperformed after a strong July and August. But in October, the market rebounded along with growth stocks, while interest rates pulled back despite higher inflation data.

Indeed, as the pandemic subsides, supply chains normalize, and people return to work, the economic recovery should continue while inflation should moderate, which we see as a good backdrop for equities. We see noteworthy opportunities in housing, trucking/logistics, building products/construction, autos, energy, and banking. Extended valuations/sentiment and potential for rising rates keep us underweight on speculative growth stocks, while we see much stock-specific opportunity in semiconductors/semi-cap equipment and leading-edge life science tools/biotech.

How did Victory Special Value Fund (the "Fund") perform during the reporting period?

The Fund returned 46.06% (Class A at net asset value) for the fiscal year ended October 31, 2021, outperforming the Index, which returned 42.91% for the period.

What strategies did you employ during the reporting period?

The Fund pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth.

Using this framework, the Fund generated the strongest returns within the Energy, Financials, and Industrials sectors, each up 50% or more over the trailing 12 months, as well as strong relative performance within the Consumer Discretionary sector. The Technology and Real Estate sectors lagged on a relative basis but still generated positive absolute returns.

Within the Energy sector, exploration & production company Matador Resources Company was our top performer. The stock mainly benefited from strong energy prices and its peer-leading growth profile. Our bank holdings, particularly Western Alliance Bancorp and ServisFirst Bancshares, drove the strong stock selection in the Financials sector, mostly due to the move higher in interest rates, and again, stronger growth profiles.

In the Technology sector, the Fund's largest detractor for the year was optical and photonic communications equipment vendor Lumentum Holdings ("Lumentum"). Lumentum has come under pressure as near-term headwinds drive negative estimate revisions, including supply

Victory Equity Funds

Victory Special Value Fund (continued)

Managers' Commentary (continued)

chain constraints, inventory build at certain customers, COVID-19-related issues hampering network deployments, and the decline in the 3D-sensing market. We continue to hold the stock as growth looks primed to reaccelerate and the company maintains dominant market position and technological differentiation. In the Real Estate sector, our position in American Tower Corporation, an owner and developer of multitenant cellular communication towers, drove results.

Victory Equity Funds

Victory Special Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	46.06%	37.66%	44.81%	43.81%	46.29%	45.59%	46.39%	42.91%
Five Year	16.09%	14.72%	15.05%	15.05%	16.25%	15.74%	16.35%	18.93%
Ten Year	11.89%	11.23%	10.89%	10.89%	12.10%	11.56%	N/A	16.21%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	12.06%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Special Value Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Equity Funds

Victory THB US Small Opportunities Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The United States has managed with COVID-19 for 18 months and finally resumed pre-pandemic levels of activity across most parts of the economy. The solid economic foundation comprised of incredibly liquid consumers, a tight labor market, record-high consumer net worth, and accommodative monetary policy remains fully intact. Uncertainty regarding China and relations with Western countries has created new business opportunities for smaller, domestic companies.

Equity markets continued their recovery from the lows witnessed as the pandemic began. Smaller companies outpaced larger ones with the S&P 500® Index up approximately 43% and the Russell 2000® Index (Small Cap) up 51% for the period.

How did THB US Small Opportunities Fund (the "Fund") perform during the reporting period?

The Fund returned 56.27% (Class A at net asset value) for the fiscal year ended October 31, 2021, underperforming the Russell Microcap® Index, which returned 62.54% for the period.

What strategies did you employ during the reporting period?

The Fund utilizes a bottom-up, fundamental approach to find mispriced securities within the investment universe. The Fund selects investments based on an active fundamental process that combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategy. Using this process, the Fund generated the strongest returns within the Information Technology, Consumer Discretionary, and Health Care sectors over the trailing 12 months, while the Communication Services, Real Estate and Materials sectors were the most challenged. The Fund's top five-performing stocks (from a contribution standpoint) were Joint Corp. (Health Care), Perficient, Inc. (Information Technology), PAR Technology Corp. (Information Technology), Sonos, Inc. (Consumer Discretionary) and Ultra Clean Holdings, Inc. (Information Technology). The bottom five-performing stocks (from a contribution standpoint) were EverQuote, Inc. (Communication Services), Trean Insurance Group, Inc. (Financials), Ruth's Hospitality Group, Inc. (Consumer Discretionary), Broadwind, Inc. (Industrials) and Iteris, Inc. (Information Technology).

Victory Equity Funds

Victory THB US Small Opportunities Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class I
INCEPTION DATE	3/30/12		3/30/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Russell Microcap® Index[1]
One Year	56.27%	47.27%	56.98%	62.54%
Five Year	16.29%	14.93%	16.80%	16.33%
Since Inception	12.63%	11.93%	13.12%	13.61%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com. The performance figures for Class A and Class I reflect the historical performance of, respectively, the Investor Class and Institutional Class of the THB Asset Management Microcap Fund (the "Predecessor Fund"), a series of Advisors' Inner Circle Fund. The Fund's performance has not been restated to reflect any difference in the expenses of the Predecessor Fund prior to its reorganization into the Fund on May 3, 2021.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory THB US Small Opportunities Fund — Growth of $10,000

1Russell Microcap® Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market capitalization.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Hybrid Funds

Victory Strategic Allocation Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Over the last fiscal year, the global capital markets generally were strong except for fixed-income markets, as represented by the Bloomberg U.S. Aggregate Bond Index, registering a slight negative return. The U.S. Equity Markets were exceptionally strong leading the broad Non-U.S. Developed and Emerging Market equity markets. Commodity-oriented stocks were the strongest subcomponent of the broad global equity markets as global supply chain challenges have not kept pace with rising post-pandemic consumer demand and leading to elevated commodity price levels. Lackluster returns in the fixed-income markets were driven by rising interest rates accompanied by relatively low yields.

How did Victory Strategic Allocation Fund (the "Fund") perform during the reporting period?

The Fund returned 24.51% (Class A at net asset value) for the fiscal year ended October 31, 2021, underperforming the MSCI All Country World Index (ACWI) (the "Index"), which returned 37.28% for the period, and outperforming the "Custom Index" (60% MSCI ACWI/40% Bloomberg U.S. Aggregate Bond Index), which returned 21.02% for the period.

What strategies did you employ during the reporting period?

The Fund benefited from a slight overweight to equities overall and strong stock selection of the underlying Victory RS Global Fund. The Fund also continued to be positioned to exhibit less interest rate risk associated with the U.S. Treasury market versus its Custom Index by partially substituting an equity income-oriented strategy. This strategy outperformed the broad fixed-income markets. The Fund was positioned throughout the year to provide more diversification by more equally weighting the U.S. and foreign equity markets when compared to the Index, which detracted slightly from Fund performance versus its Custom Index.

Victory Hybrid Funds

Victory Strategic Allocation Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]	60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index[2]
One Year	24.51%	21.71%	23.57%	22.57%	24.86%	24.20%	37.28%	21.02%
Five Year	9.63%	9.13%	8.82%	8.82%	9.90%	9.35%	14.72%	10.23%
Ten Year	9.02%	8.77%	8.23%	8.23%	9.29%	8.72%	11.32%	8.16%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Strategic Allocation Fund — Growth of $10,000

1The MSCI All Country World Index is a market capitalization-weighted index designed to provide a broad measure of equity-market performance throughout the world. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasurys, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Taxable Fixed Income Funds

Victory INCORE Fund for Income

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Major averages in the equity markets rocketed up 35% to 42%. Unlike last year, most bond prices fell (yields rose) as evidenced by the Bloomberg U.S. Aggregate Bond Index declining 0.48%. The two-year to 10-year section of the yield curve steepened, yet interestingly, the five-year to thirty-year portion flattened, as five-year yields increased the most. Prices move opposite of yields. During the year, a few sectors of the bond market outperformed duration-neutral U.S. Treasury bonds. The outperformance was led by corporate bonds at 2.18%. Commercial mortgage-backed securities outperformed by 0.59% and asset-backed by 0.24%. Agency debt and mortgage-backed bonds lagged U.S. Treasury bonds by -0.67% and -0.58%, respectively. The U.S. Treasury market had a total return of -2.45%. Within the mortgage market, Fannie Mae led Freddie Mac, which in turn led Ginnie Mae ("GNMA").

With vaccines now approved for emergency use for school-age children in the United States, a COVID-19 severity-reducing pill approved for use in the United Kingdom (and presumably soon in the United States, with another similar drug in progress), we are likely nearer to the end of the pandemic than the beginning. The pandemic caused a swift contraction in the global economy, which rapidly reversed, in nearly symmetrical fashion. While some measures of improvement have yet to reach pre-pandemic levels — such as U.S. employment, and some measures of inflation remain elevated, the ongoing improvement in medical advances argues for continued improvement, albeit at a lesser pace, as the economy has rebounded rapidly. Demand for durable goods is likely to slow as pandemic support has been withdrawn, interest rates and home prices are higher than the beginning of 2021, and thus affordability and related housing turnover — which had reached a fevered pitch as affluent city dwellers fled during work-from-home, has also slowed. Spending on travel should slowly resume, replacing some of the goods demand due to home-bound shoppers. In all, we expect growth and inflation to moderate. With central bankers firmly in control of monetary policy, rates should remain relatively range-bound, with the occasional slight increases as we begin to near pre-pandemic levels in most tenors.

How did Victory INCORE Fund for Income (the "Fund") perform during the reporting period?

The Fund returned -1.14% (Class A at net asset value) for the fiscal year ended October 31, 2021, underperforming the Bloomberg U.S. Capital 1-5 Year Government Bond Index, which returned -0.81% for the period.

What strategies did you employ during the reporting period?

The Fund's 4% allocation to GNMA-structured securities led performance. Our largest allocation to GNMA single-family pools, which typically drives our performance, was slightly positive. Our 24% allocation to U.S. Treasury bonds detracted slightly from performance and our roughly one-half percent allocation to GNMA multi-family weighed the most on performance. Our strategy has faced multiple headwinds with interest rates having risen rapidly in the past 12 months, to nearly pre-pandemic levels. Lower-coupon GNMA bonds (which the Fund does not own) had higher than normal delinquencies and defaults causing the GNMA label to underperform, while our strategy enjoyed a delinquency pipeline that was lower than pre-COVID-19 levels. And, strong demand for riskier rebound-sensitive assets

Victory Taxable Fixed Income Funds

Victory INCORE Fund for Income (continued)

Managers' Commentary (continued)

left safe-haven assets to languish. We think these three headwinds are abating and our investors will be rewarded for their patience.

Our objective remains to provide a high level of current income via securities backed by the full faith and credit of the U.S. government.

Victory Taxable Fixed Income Funds

Victory INCORE Fund for Income

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class R	Class R6	Class Y	Member Class
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Bloomberg Capital 1-5 Year U.S. Government Bond Index[1]
One Year	–1.14%	–3.33%	–1.81%	–2.75%	–0.77%	–1.14%	–0.89%	–0.94%	N/A	–0.81%
Five Year	1.10%	0.65%	0.30%	0.30%	1.38%	1.10%	1.39%	1.29%	N/A	1.76%
Ten Year	1.26%	1.03%	0.48%	0.48%	1.55%	1.25%	N/A	N/A	N/A	1.40%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	1.43%	1.32%	–1.08%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Fund for Income — Growth of $10,000

1Bloomberg Capital 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States government with maturities of one to five years. The index does not include the effect of sales charges, commissions, expenses or taxes is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Hybrid Funds

Victory INCORE Investment Grade Convertible Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Stock and convertible markets experienced very strong returns during the fiscal year ended October 31, 2021. Over the period, stocks, as measured by the S&P 500® Index, returned 42.91%, while investment-grade convertibles, as measured by the ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index (the "Index") returned 20.11%. Bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -0.48%. Convertible securities are either bonds or preferred stock that can be converted into the common stock of the issuing company. Because of this ability to convert to common stock, convertibles participate in the upward and downward movement of the stock market. But because they are part fixed income, they tend to move up and down at a reduced rate. Therefore, as was the case this year, it is typical that convertible returns end up in between stock and bond returns.

Stocks were strong right out of the gate in the fiscal year, reacting positively to the November 2020 U.S. presidential election results. Markets were further boosted mid-month by overwhelmingly efficacious vaccine data out of Pfizer, and later Moderna. During November, the S&P 500® Index returned 10.95%, and the Dow Jones Industrial Average had its best month since 1987, topping the 30,000 milestone for the first time. Market strength continued throughout December and into calendar 2021, fueled by passage of a $900 billion stimulus bill and the initial roll out of Pfizer's and Moderna's COVID-19 vaccines. Stocks fell sharply the last week of January causing a decline for the month, but then started a streak of seven consecutive monthly gains. While not in a straight line, and with some notable bumps along the way, the S&P 500® Index returned 22.82% from the end of January to the end of August. Over this period, stocks were spurred on by robust economic growth, continued fiscal and monetary stimulus, and expanding earnings. The streak of higher returns came to an end in September as the S&P 500® Index fell 4.65%. Losses in the month were triggered by concerns over the potential fallout resulting from the debt troubles of property developer China Evergrande Group. But stocks quickly resumed their upward climb as investors shrugged off higher inflation readings and supply chain disruptions, choosing instead to focus on strong third-quarter earnings. Stocks finished the fiscal year like they began it, with strong returns, as the S&P 500® Index posted a 7.0% gain in October.

How did Victory INCORE Investment Grade Convertible Fund (the "Fund") perform during the reporting period?

The Fund returned 20.62% (Class A at net asset value) for the fiscal year ended October 31, 2021, outperforming the ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (the "Index"), which returned 20.11% for the period.

What strategies did you employ during the reporting period?

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure the Fund by spreading out our holdings across the three types of convertibles: 1) equity-sensitive, high-delta convertibles; 2) total return, middle-of-the-road convertibles; and 3) defensive, fixed-income-oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure to equities. As of October 31, 2021, the Fund is overweight compared to the Index

Victory Hybrid Funds

Victory INCORE Investment Grade Convertible Fund (continued)

Managers' Commentary (continued)

in the Health Care and Information Technology sectors. It is underweighted in the Utilities sector. It is approximately equal weighted in the Consumer Discretionary, Energy, Financials, and Industrials sectors. The Fund is broadly diversified amongst individual issues, economic sectors, credits, and convertible types. Performance during the fiscal year was aided by overweights in the Health Care and Information Technology sectors, as well as positive security selection in the same sectors. Performance was negatively impacted by underweights in the Energy and Utilities sectors, and negative security selection in the Financials sector.

Victory Hybrid Funds

Victory INCORE Investment Grade Convertible Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class I	Member Class
INCEPTION DATE	4/14/88		8/31/07	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	ICE BofAML Investment Grade U.S. Conv 5% Constrained Index[1,2]
One Year	20.62%	17.90%	21.19%	N/A	20.11%
Five Year	12.26%	11.74%	12.75%	N/A	12.81%
Ten Year	9.96%	9.71%	10.44%	N/A	11.05%
Since Inception	N/A	N/A	N/A	20.63%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Investment Grade Convertible Fund — Growth of $10,000

1ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index commenced on January 1, 2012. Performance from October 31, 2010 to December 31, 2011 reflects performance of ICE BofAML All Investment Grade U.S. Convertibles Index. Performance from January 1, 2012 to present reflects the ICE BofAML Investment Grade U.S. Convertible 5% Constrained Index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Portfolios Victory Diversified Stock Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long?term growth of capital.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Microsoft Corp.	6.7%
Apple, Inc.	5.9%
Alphabet, Inc., Class A	3.5%
NVIDIA Corp.	2.7%
SPDR S&P 500 ETF Trust	2.0%
JPMorgan Chase & Co.	1.9%
Chevron Corp.	1.9%
PepsiCo, Inc.	1.9%
Meta Platforms, Inc., Class A	1.9%
Advanced Micro Devices, Inc.	1.9%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long?term capital appreciation.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Amazon.com, Inc.	7.4%
NVIDIA Corp.	7.1%
Alphabet, Inc., Class C	6.0%
Visa, Inc., Class A	4.3%
ServiceNow, Inc.	4.2%
PayPal Holdings, Inc.	4.1%
EPAM Systems, Inc.	4.1%
Adobe, Inc.	4.0%
Generac Holdings, Inc.	3.6%
Thermo Fisher Scientific, Inc.	3.4%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Special Value Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long?term growth of capital and dividend income.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Microsoft Corp.	6.6%
Apple, Inc.	5.7%
Alphabet, Inc., Class C	3.5%
NVIDIA Corp.	2.8%
SPDR S&P 500 ETF Trust	2.0%
JPMorgan Chase & Co.	2.0%
Chevron Corp.	1.9%
PepsiCo, Inc.	1.9%
Meta Platforms, Inc., Class A	1.9%
Advanced Micro Devices, Inc.	1.8%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory THB US Small Opportunities Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Perficient, Inc.	3.4%
First Busey Corp.	3.2%
Transcat, Inc.	2.7%
Napco Security Technologies, Inc.	2.6%
Grid Dynamics Holdings, Inc.	2.6%
ePlus, Inc.	2.5%
BioLife Solutions, Inc.	2.2%
PAR Technology Corp.	2.1%
Renewable Energy Group, Inc.	2.1%
Movado Group, Inc.	2.0%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Strategic Allocation Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide income and long?term growth of capital.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Victory RS Global Fund, Class Y	31.2%
Victory Market Neutral Income Fund, Class I	19.2%
Victory INCORE Total Return Bond Fund, Class R6	10.9%
Victory Sophus Emerging Markets Fund, Class R6	9.4%
Victory Trivalent International Small-Cap Fund, Class I	7.5%
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	7.4%
Victory INCORE Investment Grade Convertible Fund, Class I	6.3%
Victory Integrity Discovery Fund, Class Y	4.0%
Victory RS Partners Fund, Class Y	3.8%

Asset Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Fund for Income	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Asset Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide a high level of current income together with long?term capital appreciation.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Anthem, Inc.	5.4%
Western Digital Corp.	4.8%
Booking Holdings, Inc.	4.7%
Pioneer Natural Resources Co.	4.6%
Southwest Airlines Co.	4.5%
Fortive Corp.	4.4%
Stanley Black & Decker, Inc.	4.0%
Wells Fargo & Co.	3.9%
Euronet Worldwide, Inc.	3.6%
Illumina, Inc.	3.5%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.3%)
Communication Services (7.6%):
Alphabet, Inc., Class C (a)	3,979	$11,799
Charter Communications, Inc., Class A (a)	4,151	2,801
Meta Platforms, Inc., Class A (a)	19,600	6,342
Nexstar Media Group, Inc., Class A	30,224	4,532
		25,474
Communications Equipment (0.5%):
Lumentum Holdings, Inc. (a)	20,925	1,728
Consumer Discretionary (11.7%):
Amazon.com, Inc. (a)	1,454	4,903
Asbury Automotive Group, Inc. (a)	25,436	4,978
Brunswick Corp.	21,798	2,029
D.R. Horton, Inc.	30,975	2,765
Group 1 Automotive, Inc.	26,961	4,848
LCI Industries	28,109	3,925
Lowe's Cos., Inc.	7,814	1,827
Meritage Homes Corp. (a)	38,254	4,159
Patrick Industries, Inc.	43,960	3,425
Rent-A-Center, Inc.	78,274	4,169
Tesla, Inc. (a)	1,964	2,188
		39,216
Consumer Staples (5.4%):
BJ's Wholesale Club Holdings, Inc. (a)	66,306	3,875
Darling Ingredients, Inc. (a)	25,636	2,167
PepsiCo, Inc. (a)	39,617	6,402
Philip Morris International, Inc.	58,595	5,539
		17,983
Electronic Equipment, Instruments & Components (0.9%):
Fabrinet (a)	30,746	2,952
Energy (5.1%):
Chevron Corp.	56,115	6,425
Matador Resources Co.	82,638	3,458
Pioneer Natural Resources Co.	20,575	3,847
Valero Energy Corp.	44,572	3,447
		17,177
Financials (13.2%):
Ally Financial, Inc.	46,089	2,200
Ameriprise Financial, Inc.	8,210	2,480
Bank of America Corp.	108,654	5,192
Chubb Ltd.	24,794	4,844
JPMorgan Chase & Co.	37,957	6,449
Morgan Stanley	42,028	4,320
Primerica, Inc.	24,856	4,182
ServisFirst Bancshares, Inc.	23,946	1,923
Signature Bank (b)	12,058	3,591

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
T. Rowe Price Group, Inc.	16,406	$3,558
Western Alliance Bancorp	46,491	5,397
		44,136
Health Care (10.7%):
AbbVie, Inc.	46,684	5,353
AmerisourceBergen Corp.	27,679	3,377
ICON PLC (a)	15,396	4,415
Insulet Corp. (a)	5,889	1,826
McKesson Corp.	21,511	4,472
Regeneron Pharmaceuticals, Inc. (a)	8,781	5,619
Stryker Corp. (a)	16,228	4,318
Thermo Fisher Scientific, Inc.	5,475	3,466
UnitedHealth Group, Inc.	6,576	3,028
		35,874
Industrials (10.3%):
Builders FirstSource, Inc. (a)	78,599	4,580
Chart Industries, Inc. (a)	12,113	2,150
GXO Logistics, Inc. (a)	26,640	2,366
Marten Transport Ltd.	194,779	3,239
Old Dominion Freight Line, Inc.	14,243	4,862
Parker-Hannifin Corp.	9,982	2,960
Saia, Inc. (a)	13,124	4,103
Trex Co., Inc. (a)	28,781	3,062
UFP Industries, Inc.	57,773	4,728
XPO Logistics, Inc. (a)	26,640	2,286
		34,336
IT Services (1.4%):
EPAM Systems, Inc. (a)	6,678	4,496
Materials (4.1%):
Avery Dennison Corp.	14,946	3,254
Dow, Inc.	43,692	2,445
Summit Materials, Inc., Class A (a)	123,246	4,394
Valvoline, Inc.	102,828	3,492
		13,585
Real Estate (2.0%):
American Tower Corp.	9,104	2,567
CBRE Group, Inc., Class A (a)	19,308	2,009
Simon Property Group, Inc.	14,543	2,132
		6,708
Semiconductors & Semiconductor Equipment (9.2%):
Advanced Micro Devices, Inc. (a)	51,483	6,190
Applied Materials, Inc.	28,985	3,961
Broadcom, Inc.	8,194	4,356
Lam Research Corp.	6,560	3,697
NVIDIA Corp.	35,518	9,081
Qorvo, Inc. (a)	21,129	3,555
		30,840

See notes to financial statements.

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (8.3%):
Adobe, Inc. (a)	2,744	$1,785
Cadence Design Systems, Inc. (a)	20,624	3,570
Microsoft Corp.	67,620	22,424
		27,779
Technology Hardware, Storage & Peripherals (5.9%):
Apple, Inc.	131,499	19,699
Total Common Stocks (Cost $200,175)		321,983
Exchange-Traded Funds (2.0%)
SPDR S&P 500 ETF Trust	14,576	6,694
Total Exchange-Traded Funds (Cost $5,234)		6,694
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (c)	7,280	7
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	228,954	229
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	3,633	4
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	28,969	29
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	130,251	130
Total Collateral for Securities Loaned (Cost $399)		399
Total Investments (Cost $205,808) — 98.4%		329,076
Other assets in excess of liabilities — 1.6%		5,263
NET ASSETS — 100.00%		$334,339

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.1%)
Communication Services (9.4%):
Alphabet, Inc., Class C (a)	362	$1,073
Meta Platforms, Inc., Class A (a)	1,003	325
Snap, Inc., Class A (a)	5,210	274
		1,672
Consumer Discretionary (20.6%):
Airbnb, Inc., Class A (a)	2,152	367
Amazon.com, Inc. (a)	391	1,319
Aptiv PLC (a)	2,108	365
Burlington Stores, Inc. (a)	1,804	498
Lululemon Athletica, Inc. (a)	1,299	605
NIKE, Inc., Class B	3,145	526
		3,680
Financials (3.0%):
MSCI, Inc.	817	543
Health Care (14.4%):
Align Technology, Inc. (a)	759	474
Masimo Corp. (a)	1,517	430
TG Therapeutics, Inc. (a)	2,531	79
Thermo Fisher Scientific, Inc.	971	615
Veeva Systems, Inc., Class A (a)	1,486	471
Zoetis, Inc.	2,307	499
		2,568
Industrials (9.2%):
CoStar Group, Inc. (a)	3,755	323
Generac Holdings, Inc. (a)	1,284	640
Kornit Digital Ltd. (a)	1,154	193
Uber Technologies, Inc. (a)	11,052	485
		1,641
IT Services (16.9%):
EPAM Systems, Inc. (a)	1,082	728
PayPal Holdings, Inc. (a)	3,136	729
Shopify, Inc., Class A (a)	299	439
Twilio, Inc., Class A (a)	1,227	358
Visa, Inc., Class A	3,629	769
		3,023
Semiconductors & Semiconductor Equipment (7.1%):
NVIDIA Corp.	4,965	1,269
Software (18.5%):
Adobe, Inc. (a)	1,086	706
Autodesk, Inc. (a)	907	288
Cadence Design Systems, Inc. (a)	2,377	412
Crowdstrike Holdings, Inc., Class A (a)	1,026	289

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Microsoft Corp.	1,174	$389
ServiceNow, Inc. (a)	1,069	746
The Trade Desk, Inc., Class A (a)	6,180	463
		3,293
Total Common Stocks (Cost $7,951)		17,689
Total Investments (Cost $7,951) — 99.1%		17,689
Other assets in excess of liabilities — 0.9%		153
NET ASSETS — 100.00%		$17,842

(a)  Non-income producing security.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.5%)
Communication Services (7.6%):
Alphabet, Inc., Class C (a)	602	$1,785
Charter Communications, Inc., Class A (a)	629	425
Meta Platforms, Inc., Class A (a)	3,035	982
Nexstar Media Group, Inc., Class A	4,637	695
		3,887
Communications Equipment (0.5%):
Lumentum Holdings, Inc. (a)	3,256	269
Consumer Discretionary (11.9%):
Amazon.com, Inc. (a)	223	752
Asbury Automotive Group, Inc. (a)	3,962	775
Brunswick Corp.	3,347	312
D.R. Horton, Inc.	4,916	439
Group 1 Automotive, Inc.	4,088	735
LCI Industries	4,374	611
Lowe's Cos., Inc.	1,211	283
Meritage Homes Corp. (a)	5,983	651
Patrick Industries, Inc.	6,947	541
Rent-A-Center, Inc.	12,191	649
Tesla, Inc. (a)	298	332
		6,080
Consumer Staples (5.4%):
BJ's Wholesale Club Holdings, Inc. (a) (b)	10,203	596
Darling Ingredients, Inc. (a)	3,886	328
PepsiCo, Inc. (a)	6,084	983
Philip Morris International, Inc.	8,997	851
		2,758
Electronic Equipment, Instruments & Components (0.9%):
Fabrinet (a)	4,731	454
Energy (5.1%):
Chevron Corp.	8,598	985
Matador Resources Co.	12,716	532
Pioneer Natural Resources Co.	3,157	590
Valero Energy Corp.	6,854	530
		2,637
Financials (13.3%):
Ally Financial, Inc.	7,076	338
Ameriprise Financial, Inc.	1,245	376
Bank of America Corp.	17,260	825
Chubb Ltd.	3,807	744
JPMorgan Chase & Co.	6,030	1,024
Morgan Stanley	6,447	663
Primerica, Inc.	3,833	645
ServisFirst Bancshares, Inc.	3,685	296

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Signature Bank	1,828	$544
T. Rowe Price Group, Inc.	2,538	550
Western Alliance Bancorp	7,055	819
		6,824
Health Care (10.8%):
AbbVie, Inc.	7,079	812
AmerisourceBergen Corp.	4,241	517
ICON PLC (a)	2,371	680
Insulet Corp. (a)	905	281
McKesson Corp.	3,333	693
Regeneron Pharmaceuticals, Inc. (a)	1,367	875
Stryker Corp. (a)	2,514	669
Thermo Fisher Scientific, Inc.	842	533
UnitedHealth Group, Inc.	1,002	461
		5,521
Industrials (10.3%):
Builders FirstSource, Inc. (a)	12,221	712
Chart Industries, Inc. (a)	1,858	330
GXO Logistics, Inc. (a)	4,121	366
Marten Transport Ltd.	30,183	502
Old Dominion Freight Line, Inc.	2,159	737
Parker-Hannifin Corp.	1,546	458
Saia, Inc. (a)	1,989	622
Trex Co., Inc. (a)	4,573	487
UFP Industries, Inc.	8,951	732
XPO Logistics, Inc. (a)	4,121	354
		5,300
IT Services (1.4%):
EPAM Systems, Inc. (a)	1,028	692
Materials (4.1%):
Avery Dennison Corp.	2,374	517
Dow, Inc.	6,791	380
Summit Materials, Inc., Class A (a)	19,202	684
Valvoline, Inc.	15,775	536
		2,117
Real Estate (2.0%):
American Tower Corp.	1,413	399
CBRE Group, Inc., Class A (a)	2,971	309
Simon Property Group, Inc.	2,261	331
		1,039
Semiconductors & Semiconductor Equipment (9.3%):
Advanced Micro Devices, Inc. (a)	7,775	935
Applied Materials, Inc.	4,399	601
Broadcom, Inc.	1,269	675
Lam Research Corp.	996	561

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	5,533	$1,415
Qorvo, Inc. (a)	3,368	566
		4,753
Software (8.2%):
Adobe, Inc. (a)	421	274
Cadence Design Systems, Inc. (a)	3,164	548
Microsoft Corp.	10,143	3,363
		4,185
Technology Hardware, Storage & Peripherals (5.7%):
Apple, Inc.	19,477	2,918
Total Common Stocks (Cost $31,082)		49,434
Exchange-Traded Funds (2.0%)
SPDR S&P 500 ETF Trust	2,238	1,028
Total Exchange-Traded Funds (Cost $942)		1,028
Collateral for Securities Loaned^ (0.4%)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (c)	3,459	3
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	108,769	109
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	1,726	2
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	13,762	14
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	61,878	62
Total Collateral for Securities Loaned (Cost $190)		190
Total Investments (Cost $32,214) — 98.9%		50,652
Other assets in excess of liabilities — 1.1%		553
NET ASSETS — 100.00%		$51,205

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Communication Services (0.1%):
EverQuote, Inc., Class A (a)	9,000	$124
Consumer Discretionary (13.5%):
America's Car-Mart, Inc. (a)	8,710	1,041
Bassett Furniture Industries, Inc.	61,560	1,040
BJ's Restaurants, Inc. (a) (b)	18,624	621
Century Communities, Inc.	15,640	1,049
Chuy's Holdings, Inc. (a) (b)	14,844	433
Johnson Outdoors, Inc., Class A	5,446	578
Lazydays Holdings, Inc. (a)	43,330	914
M/I Homes, Inc. (a)	26,205	1,500
MasterCraft Boat Holdings, Inc. (a)	31,610	847
Movado Group, Inc.	53,500	1,782
Red Robin Gourmet Burgers, Inc. (a)	33,540	666
Ruth's Hospitality Group, Inc. (a)	6,970	135
The Cheesecake Factory, Inc. (a)	11,890	483
Universal Technical Institute, Inc. (a)	118,960	837
Vera Bradley, Inc. (a) (b)	12,870	126
		12,052
Energy (9.1%):
Clean Energy Fuels Corp. (a)	160,180	1,477
Expro Group Holdings NV (a)	7,456	128
Geospace Technologies Corp. (a)	49,200	468
Natural Gas Services Group, Inc. (a)	11,768	133
Profire Energy, Inc. (a)	552,220	657
Renewable Energy Group, Inc. (a)	28,889	1,849
RPC, Inc. (a)	314,070	1,693
TETRA Technologies, Inc. (a)	551,060	1,780
		8,185
Financials (10.0%):
BayCom Corp. (a)	35,646	673
eHealth, Inc. (a)	14,980	664
First Busey Corp.	112,091	2,857
Heritage Financial Corp.	63,065	1,567
Old Second Bancorp, Inc. (b)	112,972	1,530
Randolph Bancorp, Inc. (a)	29,203	686
The First Bancshares, Inc.	20,617	830
Trean Insurance Group, Inc. (a)	13,000	122
		8,929
Health Care (18.4%):
Addus HomeCare Corp. (a)	11,661	1,090
Amneal Pharmaceuticals, Inc. (a)	240,048	1,318
Atrion Corp.	1,154	840
BioLife Solutions, Inc. (a)	37,744	2,006
Cardiovascular Systems, Inc. (a)	12,555	440
Coherus Biosciences, Inc. (a)	18,090	303

See notes to financial statements.

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CryoLife, Inc. (a)	39,275	$811
Lantheus Holdings, Inc. (a)	25,401	594
LeMaitre Vascular, Inc.	30,566	1,590
Ligand Pharmaceuticals, Inc. (a)	2,534	370
Meridian Bioscience, Inc. (a)	17,010	320
Mesa Laboratories, Inc.	2,583	789
ModivCare, Inc. (a)	5,452	887
Organogenesis Holdings, Inc. (a)	55,000	604
Orthofix Medical, Inc. (a)	3,756	135
Pro-Dex, Inc. (a)	10,616	258
Retractable Technologies, Inc. (a)	64,170	607
The Joint Corp. (a)	14,737	1,289
Vanda Pharmaceuticals, Inc. (a)	39,190	671
Vericel Corp. (a)	32,940	1,516
		16,438
Industrials (20.6%):
Allied Motion Technologies, Inc.	43,707	1,536
ARC Document Solutions, Inc.	329,470	998
Bowman Consulting Group Ltd. (a)	44,030	678
CIRCOR International, Inc. (a) (b)	39,750	1,135
Concrete Pumping Holdings, Inc. (a)	88,710	763
Harsco Corp. (a)	56,420	965
Hyster-Yale Materials Handling, Inc.	2,690	129
IES Holdings, Inc. (a)	10,300	513
Insteel Industries, Inc.	35,925	1,461
Karat Packaging, Inc. (a)	42,400	964
MYR Group, Inc. (a)	4,851	496
NN, Inc. (a)	26,170	131
Northwest Pipe Co. (a)	5,650	134
Orion Group Holdings, Inc. (a)	140,893	627
Preformed Line Products Co.	11,290	784
The Greenbrier Cos., Inc. (a)	37,000	1,518
The Shyft Group, Inc.	12,276	506
TPI Composites, Inc. (a)	33,785	1,136
Transcat, Inc. (a)	32,571	2,439
U.S. Xpress Enterprises, Inc., Class A (a)	69,940	529
Ultralife Corp. (a)	67,869	425
Willdan Group, Inc. (a)	16,780	561
		18,428
Information Technology (23.1%):
Axcelis Technologies, Inc. (a)	16,426	902
CEVA, Inc. (a)	13,800	629
ePlus, Inc. (a)	20,386	2,254
Grid Dynamics Holdings, Inc. (a)	79,750	2,293
Ichor Holdings Ltd. (a)	33,030	1,444
Iteris, Inc. (a)	24,600	132
Luna Innovations, Inc. (a)	159,510	1,554
Methode Electronics, Inc.	4,829	203
Napco Security Technologies, Inc. (a)	48,880	2,344

See notes to financial statements.

Victory Portfolios Victory THB US Small Opportunities Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVE Corp.	1,671	$114
PAR Technology Corp. (a) (b)	30,586	1,921
Perficient, Inc. (a)	24,290	3,002
Ping Identity Holding Corp. (a)	21,480	609
Ultra Clean Holdings, Inc. (a)	34,393	1,705
Upland Software, Inc. (a)	3,960	132
Vishay Precision Group, Inc. (a)	12,394	423
Wayside Technology Group, Inc.	24,710	657
Zix Corp. (a)	40,701	345
		20,663
Materials (1.9%):
Kaiser Aluminum Corp.	6,150	598
Koppers Holdings, Inc. (a)	30,357	1,065
		1,663
Real Estate (2.1%):
Gladstone Land Corp.	55,090	1,220
Postal Realty Trust, Inc., Class A	32,500	631
		1,851
Total Common Stocks (Cost $61,966)		88,333
Collateral for Securities Loaned^ (1.0%)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (c)	15,794	16
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (c)	496,714	497
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (c)	7,882	8
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (c)	62,848	63
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (c)	282,579	282
Total Collateral for Securities Loaned (Cost $866)		866
Total Investments (Cost $62,832) — 99.8%		89,199
Other assets in excess of liabilities — 0.2%		185
NET ASSETS — 100.00%		$89,384

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on October 31, 2021.

See notes to financial statements.

Victory Portfolios Victory Strategic Allocation Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (7.4%)
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	54,280	$2,171
Total Affiliated Exchange-Traded Funds (Cost $1,400)		2,171
Affiliated Mutual Funds (92.3%)
Victory INCORE Investment Grade Convertible Fund, Class I	92,530	1,849
Victory INCORE Total Return Bond Fund, Class R6	325,348	3,201
Victory Integrity Discovery Fund, Class Y	23,089	1,178
Victory Market Neutral Income Fund, Class I	597,807	5,661
Victory RS Global Fund, Class Y (a)	449,755	9,197
Victory RS Partners Fund, Class Y	33,602	1,130
Victory Sophus Emerging Markets Fund, Class R6	110,521	2,770
Victory Trivalent International Small-Cap Fund, Class I	118,131	2,200
Total Affiliated Mutual Funds (Cost $21,777)		27,186
Total Investments (Cost $23,177) — 99.7%		29,357
Other assets in excess of liabilities — 0.3%		75
NET ASSETS — 100.00%		$29,432

(a)  Represents investments greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Government National Mortgage Association (73.6%)
Multi-family (0.2%):
Collateralized Mortgage Obligations (0.0%):
Government National Mortgage Assoc. Series 2012-33, Class AB, 7.00%, 3/16/46	$113		$113
Pass-throughs (0.2%):
Government National Mortgage Assoc. 7.92%, 7/1/23	128		128
8.00%, 1/15/31 – 11/15/33	1,037		1,039
7.75%, 9/15/33	380		381
			1,548
Single Family (73.4%):
Collateralized Mortgage Obligations (3.1%):
Government National Mortgage Assoc. Series 1999-4, Class ZB, 6.00%, 2/20/29	147		147
Series 2001-10, Class PE, 6.50%, 3/16/31	123		123
Series 2005-74, Class HB, 7.50%, 9/16/35	8		9
Series 2005-74, Class HC, 7.50%, 9/16/35	48		54
Series 2011-166, Class NT, 7.75%, 11/20/31 (a)	737		840
Series 2012-106, Class JM, 7.33%, 10/20/34 (a)	548		640
Series 2012-30, Class WB, 7.05%, 11/20/39 (a)	2,018		2,314
Series 2013-190, Class KT, 8.11%, 9/20/30 (a)	216		247
Series 2013-51, Class BL, 6.07%, 4/20/34 (a)	1,457		1,671
Series 2013-64, Class KY, 6.77%, 12/20/38 (a)	845		955
Series 2013-70, Class KP, 7.08%, 2/20/39 (a)	734		855
Series 2014-69, Class W, 7.21%, 11/20/34 (a)	108		124
Series 2014-74, Class PT, 7.82%, 5/16/44 (a)	162		181
Series 2015-77, Class PT, 7.36%, 6/20/39 (a)	314		361
Series 2019-22, Class PT, 7.93%, 2/20/49 (a)	5,674		6,459
Series 2021-1, Class WT, 7.83%, 1/20/51 (a)	5,914		6,832
			21,812
Pass-throughs (70.3%):
Government National Mortgage Assoc. 8.50%, 12/15/21 – 7/15/32	4,750		5,351
6.00%, 1/15/22 – 9/20/50	78,663		92,024
8.00%, 4/15/22 – 5/15/49	32,821		38,003
7.00%, 12/20/22 – 9/20/50	84,104		97,345
7.13%, 3/15/23 – 7/15/25	120		122
9.50%, 3/15/23	—	(b)	—	(b)
5.50%, 7/15/23 – 11/15/45	13,599		15,925
7.50%, 8/15/23 – 5/15/49	55,997		63,730
9.00%, 11/15/24 – 9/15/30	1,317		1,475
10.00%, 4/15/25 – 2/15/26	—	(b)	—	(b)
6.50%, 12/15/25 – 2/20/41	127,557		146,754
6.13%, 6/20/28 – 11/20/28	296		316
6.28%, 10/20/28 – 9/20/29	575		631
6.10%, 5/20/29 – 7/20/31	445		487

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
7.30%, 4/20/30 – 2/20/31	$178	$185
6.49%, 5/20/31 – 3/20/32	862	956
4.50%, 12/15/33 – 5/15/41	10,168	11,612
5.00%, 1/20/34 – 12/31/65	13,233	15,265
4.00%, 8/15/41	647	724
		490,905
Total Government National Mortgage Association (Cost $511,199)		514,378
U.S. Treasury Obligations (26.6%)
U.S. Treasury Bills, 0.06%, 3/24/22 (c)	12,898	12,895
U.S. Treasury Bonds 7.13%, 2/15/23	145,926	158,746
7.50%, 11/15/24	12,007	14,435
Total U.S. Treasury Obligations (Cost $186,582)		186,076
Investment Companies (0.0%) (d)
BlackRock Liquidity Funds Fedfund Portfolio, 0.02% (c)	99,840	100
Total Investment Companies (Cost $100)		100
Total Investments (Cost $697,881) — 100.2%		700,554
Liabilities in excess of other assets — (0.2)%		(1,585)
NET ASSETS — 100.00%		$698,969

(a)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at October 31, 2021.

(b)  Rounds to less than $1 thousand.

(c)  Rate represents the effective yield at October 31, 2021.

(d)  Amount represents less than 0.05% of net assets.
See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (66.2%)
Communication Services (0.9%):
Snap, Inc., 0.75%, 8/1/26	$1,595	$3,811
Consumer Discretionary (9.4%):
Booking Holdings, Inc., 0.75%, 5/1/25 (a)	13,335	19,793
Expedia Group, Inc., 0.00%, 2/15/26 (a) (b)	13,706	14,776
Ford Motor Co., 0.00%, 3/15/26 (b)	4,720	5,563
		40,132
Energy (4.6%):
Pioneer Natural Resources Co., 0.25%, 5/15/25	11,081	19,667
Financials (16.8%):
Ares Capital Corp. 3.75%, 2/1/22	5,640	6,293
4.63%, 3/1/24	9,015	10,278
Barclays Bank PLC 0.00%, 2/4/25	6,120	10,334
0.00%, 2/18/25	2,730	2,995
BlackRock Capital Investment Corp., 5.00%, 6/15/22	3,712	3,760
BlackRock TCP Capital Corp., 4.63%, 3/1/22	1,390	1,407
GSK Finance NO 3 PLC, 0.00%, 6/22/23 (b)	5,418	5,289
Hannon Armstrong Sustainable Infrastructure Capital, Inc., 0.00%, 8/15/23	1,780	2,318
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (b)	12,505	14,193
MGIC Investment Corp., Convertible Subordinated Notes, 9.00%, 4/1/63	4,342	5,939
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	1,000	1,256
TPG Specialty Lending, Inc., 4.50%, 8/1/22	5,816	7,305
		71,367
Health Care (9.8%):
Anthem, Inc., 2.75%, 10/15/42	3,752	23,061
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 0.00% (LIBOR03M-50bps), 9/15/23, Callable 12/13/21 @ 100 (c) (d)	2,466	3,635
Illumina, Inc., 0.00%, 8/15/23 (a)	12,747	14,995
		41,691
Industrials (10.0%):
Fortive Corp., 0.88%, 2/15/22	18,851	18,889
Parsons Corp., 0.25%, 8/15/25	4,270	4,321
Southwest Airlines Co., 1.25%, 5/1/25	13,760	19,340
		42,550
Information Technology (12.8%):
Akamai Technologies, Inc., 0.13%, 5/1/25	2,704	3,311
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (a)	14,260	15,257
Nuance Communication, Inc., Convertible Subordinated Notes, 1.00%, 12/15/35, Callable 12/20/22 @ 100	1,410	3,209
ON Semiconductor Corp., 0.00%, 5/1/27 (a) (b)	245	296
Square, Inc., 0.25%, 11/1/27 (a) (b)	5,030	6,148

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Vishay Intertechnology, Inc., 2.25%, 6/15/25	$5,655	$5,748
Western Digital Corp., 1.50%, 2/1/24	20,198	20,297
		54,266
Real Estate (1.9%):
Kite Realty Group LP, 0.75%, 4/1/27 (b)	8,035	7,994
Total Convertible Corporate Bonds (Cost $248,636)		281,478
Convertible Preferred Stocks (32.2%)
Financials (12.5%):
AMG Capital Trust II, 5.15%, 10/15/37	232,075	13,649
Bank of America Corp., Series L, 7.25% (e)	7,130	10,212
KKR & Co., Inc., Series C, 6.00%, 9/15/23 (a)	97,330	9,737
New York Community Capital Trust, 6.00%, 11/1/51	53,619	2,821
Wells Fargo & Co., Series L, 7.50% (e)	10,809	16,429
		52,848
Industrials (4.0%):
Stanley Black & Decker, Inc., 5.25%, 11/15/22 (a)	158,925	17,151
Utilities (15.7%):
American Electric Power Co., Inc., 6.13%, 3/15/22	49,970	2,485
American Electric Power Co., Inc., 6.13%, 8/15/23 (a)	49,910	2,577
CenterPoint Energy, Inc., Convertible Subordinated Notes, 4.57%, 9/15/29	80,000	4,825
Dominion Energy, Inc., Series A, 7.25%, 6/1/22	130,978	13,120
DTE Energy Co., 6.25%, 11/1/22	254,998	12,872
NextEra Energy, Inc., 4.87%, 9/1/22	127,545	8,063
NextEra Energy, Inc., 5.28%, 3/1/23	149,805	8,160
NiSource, Inc., 7.75%, 3/1/24	27,090	2,905
The Southern Co., Series 2019, 6.75%, 8/1/22	229,220	11,734
		66,741
Total Convertible Preferred Stocks (Cost $123,586)		136,740
Collateral for Securities Loaned^ (18.1%)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (f)	1,406,344	1,406
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (f)	44,228,960	44,229
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (f)	701,835	702
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (f)	5,596,217	5,596
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (f)	25,161,685	25,162
Total Collateral for Securities Loaned (Cost $77,095)		77,095
Total Investments (Cost $449,317) — 116.5%		495,313
Liabilities in excess of other assets — (16.5)%		(70,035)
NET ASSETS — 100.00%		$425,278

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2021

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of October 31, 2021, the fair value of these securities was $54,259 (thousands) and amounted to 12.8% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2021.

(d)  Continuously callable with 30 days' notice.

(e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  Rate disclosed is the daily yield on October 31, 2021.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of October 31, 2021, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
Assets:
Investments, at value (Cost $205,808, $7,951 and $32,214)	$329,076	(a)	$17,689		$50,652	(b)
Cash	3,860		153		536
Receivables:
Interest and dividends	153		1		24
Capital shares issued	12		—	(c)	4
Investments sold	4,953		43		710
From Adviser	2		10		7
Prepaid expenses	16		6		14
Total Assets	338,072		17,902		51,947
Liabilities:
Payables:
Collateral received on loaned securities	399		—		190
Investments purchased	2,984		—		453
Capital shares redeemed	58		31		39
Accrued expenses and other payables:
Investment advisory fees	178		11		31
Administration fees	17		1		3
Custodian fees	2		—	(c)	1
Transfer agent fees	33		3		6
Compliance fees	—	(c)	—	(c)	—	(c)
Trustees' fees	—	(c)	—	(c)	—	(c)
12b-1 fees	39		1		7
Other accrued expenses	23		13		12
Total Liabilities	3,733		60		742
Net Assets:
Capital	166,754		4,444		24,953
Total accumulated earnings/(loss)	167,585		13,398		26,252
Net Assets	$334,339		$17,842		$51,205
Net Assets
Class A	$246,063		$8,749		$28,945
Class C	2,371		695		978
Class I	27,856		7,085		3,861
Class R	48,980		—		16,605
Class R6	4,040		—		—
Class Y	5,029		1,313		816
Total	$334,339		$17,842		$51,205
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	9,885		1,181		782
Class C (d)	104		82		31
Class I	1,119		824		102
Class R	2,020		—		475
Class R6	162		—		—
Class Y	202		162		22
Total	13,492		2,249		1,412

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund
Net asset value, offering (except Class A) and redemption price per share: (e)
Class A	$24.89	$7.41	$37.00
Class C (d) (f)	22.70	8.43	31.59
Class I	24.88	8.60	37.54
Class R	24.25	—	34.99
Class R6	24.91	—	—
Class Y	24.93	8.08	37.31
Maximum Sales Charge — Class A	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$26.41	$7.86	$39.26

(a)  Includes $387 of securities on loan.

(b)  Includes $187 of securities on loan.

(c)  Rounds to less than $1 thousand.

(d)  As described in Note 10, Victory NewBridge Large Cap Growth Fund Class C share amounts have been adjusted for a 1:5 reverse stock split.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory THB US Small Opportunities Fund(a)		Victory Strategic Allocation Fund		Victory INCORE Fund for Income
Assets:
Affiliated investments, at value (Cost $—, $23,177 and $—)	$—		$29,357		$—
Unaffiliated investments, at value (Cost $62,832, $— and $697,881)	89,199	(b)	—		700,554
Cash	3,507		62		—
Receivables:
Interest and dividends	17		—		5,108
Capital shares issued	8		2		352
From Adviser	90		17		—
Prepaid expenses	—		21		37
Total Assets	92,821		29,459		706,051
Liabilities:
Payables:
Collateral received on loaned securities	866		—		—
Investments purchased	2,377		—		—
Capital shares redeemed	14		—	(c)	6,496
Accrued expenses and other payables:
Investment advisory fees	87		2		321
Administration fees	4		2		40
Custodian fees	2		—	(c)	6
Transfer agent fees	8		8		118
Compliance fees	—	(c)	—	(c)	—	(c)
Trustees' fees	—	(c)	—	(c)	1
12b-1 fees	—	(c)	3		22
Other accrued expenses	79		12		78
Total Liabilities	3,437		27		7,082
Net Assets:
Capital	55,208		23,442		1,071,103
Total accumulated earnings/(loss)	34,176		5,990		(372,134)
Net Assets	$89,384		$29,432		$698,969
Net Assets
Class A	$2,437		$16,378		$128,802
Class C	—		2,507		10,066
Class I	86,947		9,283		385,332
Class R	—		1,264		23,613
Class R6	—		—		29,691
Class Y	—		—		120,588
Member Class	—		—		877
Total	$89,384		$29,432		$698,969

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory THB US Small Opportunities Fund(a)	Victory Strategic Allocation Fund	Victory INCORE Fund for Income
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	100	821	16,254
Class C	—	128	1,284
Class I	3,420	463	48,643
Class R	—	64	2,977
Class R6	—	—	3,754
Class Y	—	—	15,221
Member Class	—	—	110
Total	3,520	1,476	88,243
Net asset value, offering (except Class A) and redemption price per share: (d)
Class A	$24.30	$19.94	$7.92
Class C (e)	—	19.56	7.84
Class I	25.42	20.06	7.92
Class R	—	19.89	7.93
Class R6	—	—	7.91
Class Y	—	—	7.92
Member Class	—	—	7.95
Maximum Sales Charge — Class A	5.75%	2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$25.78	$20.40	$8.10

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Includes $827 of securities on loan.

(c)  Rounds to less than $1 thousand.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory INCORE Investment Grade Convertible Fund
Assets:
Investments, at value (Cost $449,317)	$495,313	(a)
Cash	5,747
Receivables:
Interest and dividends	1,255
Capital shares issued	555
Prepaid expenses	20
Total Assets	502,890
Liabilities:
Payables:
Collateral received on loaned securities	77,095
Capital shares redeemed	133
Accrued expenses and other payables:
Investment advisory fees	266
Administration fees	22
Custodian fees	3
Transfer agent fees	61
Compliance fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	2
Other accrued expenses	30
Total Liabilities	77,612
Net Assets:
Capital	348,784
Total accumulated earnings/(loss)	76,494
Net Assets	$425,278
Net Assets
Class A	$21,644
Class I	403,122
Member Class	512
Total	$425,278
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	1,084
Class I	20,180
Member Class	25
Total	21,289
Net asset value, offering (except Class A) and redemption price per share: (c)
Class A	$19.97
Class I	19.98
Member Class	20.71
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$20.43

(a)  Includes $75,271 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2021

(Amounts in Thousands)

	Victory Diversified Stock Fund	Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
Investment Income:
Dividends	$3,241	$28		$521
Interest	1	—	(a)	—	(a)
Securities lending (net of fees)	5	—	(a)	—	(a)
Total Income	3,247	28		521
Expenses:
Investment advisory fees	1,965	132		364
Administration fees	169	10		27
Sub-Administration fees	17	14		17
12b-1 fees — Class A	552	21		69
12b-1 fees — Class C	26	9		9
12b-1 fees — Class R	229	—		79
Custodian fees	14	2		3
Transfer agent fees — Class A	154	9		31
Transfer agent fees — Class C	4	1		1
Transfer agent fees — Class I	14	5		3
Transfer agent fees — Class R	35	—		23
Transfer agent fees — Class R6	— (a)	—		—
Transfer agent fees — Class Y	5	1		1
Trustees' fees	21	3		5
Compliance fees	2	—	(a)	—	(a)
Legal and audit fees	19	8		9
State registration and filing fees	81	52		65
Other expenses	34	9		12
Total Expenses	3,341	276		718
Expenses waived/reimbursed by Adviser	(28)	(63)		(72)
Net Expenses	3,313	213		646
Net Investment Income (Loss)	(66)	(185)		(125)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	48,095	4,481		9,190
Net change in unrealized appreciation/depreciation on investment securities	64,146	660		8,963
Net realized/unrealized gains (losses) on investments	112,241	5,141		18,153
Change in net assets resulting from operations	$112,175	$4,956		$18,028

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2021

(Amounts in Thousands)

	Victory THB US Small Opportunities Fund(a)	Victory Strategic Allocation Fund		Victory INCORE Fund for Income
Investment Income:
Income distributions from affiliated funds	$—	$936		$—
Dividends from unaffiliated investments	429	—		—
Interest from unaffiliated investments	— (b)	—	(b)	9,513
Securities lending (net of fees)	1	—		—
Total Income	430	936		9,513
Expenses:
Investment advisory fees	998	28		3,979
Administration fees	94	16		478
Sub-Administration fees	8	13		22
Shareholder servicing fees	2	—		—
12b-1 fees — Class A	7	41		345
12b-1 fees — Class C	—	23		136
12b-1 fees — Class R	—	7		93
Custodian fees	6	2		54
Transfer agent fees	58	—		—
Transfer agent fees — Class A	3	22		117
Transfer agent fees — Class C	—	3		16
Transfer agent fees — Class I	34	8		435
Transfer agent fees — Class R	—	1		27
Transfer agent fees — Class R6	—	—		3
Transfer agent fees — Class Y	—	—		164
Transfer agent fees — Member Class (c)	—	—		1
Trustees' fees	15	4		58
Compliance fees	5	—	(b)	7
Legal and audit fees	74	8		54
State registration and filing fees	79	61		151
Interfund lending fees	—	—		— (b)
Recoupment of prior expenses waived/reimbursed by Adviser	—	—		34
Other expenses	33	11		174
Total Expenses	1,416	248		6,348
Expenses waived/reimbursed by Adviser	(362)	(135)		(197)
Net Expenses	1,054	113		6,151
Net Investment Income (Loss)	(624)	823		3,362
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	—	(162)		—
Net realized gains (losses) from unaffiliated investment securities	12,921	2		(1,300)
Capital gain distributions received from affiliated funds	—	288		—
Net change in unrealized appreciation/depreciation on affiliated funds	—	5,000		—
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	17,176	—		(8,573)
Net realized/unrealized gains (losses) on investments	30,097	5,128		(9,873)
Change in net assets resulting from operations	$29,473	$5,951		$(6,511)

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Rounds to less than $1 thousand.

(c)  Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2021

(Amounts in Thousands)

	Victory INCORE Investment Grade Convertible Fund
Investment Income:
Dividend	$6,102
Interest	2,675
Securities lending (net of fees)	205
Total Income	8,982
Expenses:
Investment advisory fees	2,675
Administration fees	200
Sub-Administration fees	16
12b-1 fees — Class A	51
Custodian fees	16
Transfer agent fees — Class A	40
Transfer agent fees — Class I	255
Transfer agent fees — Member Class (a)	1
Trustees' fees	24
Compliance fees	3
Legal and audit fees	27
State registration and filing fees	77
Interfund lending fees	—	(b)
Other expenses	46
Total Expenses	3,431
Expenses waived/reimbursed by Adviser	(28)
Net Expenses	3,403
Net Investment Income (Loss)	5,579
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	35,138
Net change in unrealized appreciation/depreciation on investment securities	21,029
Net realized/unrealized gains (losses) on investments	56,167
Change in net assets resulting from operations	$61,746

(a)  Member Class commenced operations on November 3, 2020.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(66)	$701	$(185)	$(153)	$(125)	$12
Net realized gains (losses) from investments	48,095	6,025	4,481	2,698	9,190	1,501
Net change in unrealized appreciation/ depreciation on investments	64,146	6,403	660	2,842	8,963	855
Change in net assets resulting from operations	112,175	13,129	4,956	5,387	18,028	2,368
Distributions to Shareholders:
Class A	(4,846)	(13,665)	(924)	(1,005)	(913)	(912)
Class C	(83)	(369)	(429)	(746)	(36)	(40)
Class I	(570)	(1,940)	(641)	(987)	(121)	(114)
Class R	(1,037)	(3,072)	—	—	(543)	(660)
Class R6	(85)	(57)	—	—	—	—
Class Y	(99)	(287)	(148)	(385)	(23)	(19)
Change in net assets resulting from distributions to shareholders	(6,720)	(19,390)	(2,142)	(3,123)	(1,636)	(1,745)
Change in net assets resulting from capital transactions	(25,722)	(36,149)	(1,834)	(1,443)	(8,094)	(11,653)
Change in net assets	79,733	(42,410)	980	821	8,298	(11,030)
Net Assets:
Beginning of period	254,606	297,016	16,862	16,041	42,907	53,937
End of period	$334,339	$254,606	$17,842	$16,862	$51,205	$42,907

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$7,876	$7,727	$701	$1,914	$1,518	$2,733
Distributions reinvested	4,436	12,429	740	817	831	818
Cost of shares redeemed	(27,454)	(36,795)	(1,851)	(1,714)	(7,055)	(7,356)
Total Class A	$(15,142)	$(16,639)	$(410)	$1,017	$(4,706)	$(3,805)
Class C
Proceeds from shares issued	$80	$169	$93	$286	$36	$446
Distributions reinvested	82	311	338	569	36	29
Cost of shares redeemed	(1,782)	(3,132)	(752)	(1,193)	(249)	(870)
Total Class C	$(1,620)	$(2,652)	$(321)	$(338)	$(177)	$(395)
Class I
Proceeds from shares issued	$1,886	$2,816	$1,047	$522	$406	$436
Distributions reinvested	537	1,805	624	927	101	98
Cost of shares redeemed	(4,406)	(14,222)	(2,047)	(2,375)	(1,187)	(601)
Total Class I	$(1,983)	$(9,601)	$(376)	$(926)	$(680)	$(67)
Class R
Proceeds from shares issued	$721	$1,667	$—	$—	$1,962	$2,086
Distributions reinvested	1,016	2,947	—	—	530	613
Cost of shares redeemed	(8,082)	(12,020)	—	—	(5,022)	(10,132)
Total Class R	$(6,345)	$(7,406)	$—	$—	$(2,530)	$(7,433)
Class R6
Proceeds from shares issued	$183	$2,494	$—	$—	$—	$—
Distributions reinvested	85	57	—	—	—	—
Cost of shares redeemed	(618)	(1,945)	—	—	—	—
Total Class R6	$(350)	$606	$—	$—	$—	$—
Class Y
Proceeds from shares issued	$284	$188	$266	$310	$82	$105
Distributions reinvested	83	244	131	184	18	14
Cost of shares redeemed	(649)	(889)	(1,124)	(1,690)	(101)	(72)
Total Class Y	$(282)	$(457)	$(727)	$(1,196)	$(1)	$47
Change in net assets resulting from capital transactions	$(25,722)	$(36,149)	$(1,834)	$(1,443)	$(8,094)	$(11,653)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund		Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	378	473	110	336	48	111
Reinvested	231	719	118	171	29	31
Redeemed	(1,303)	(2,225)	(277)	(314)	(222)	(294)
Total Class A	(694)	(1,033)	(49)	193	(145)	(152)
Class C (a)
Issued	3	11	13	35	2	21
Reinvested	5	19	47	75	1	1
Redeemed	(94)	(199)	(99)	(136)	(10)	(39)
Total Class C	(86)	(169)	(39)	(26)	(7)	(17)
Class I
Issued	86	169	139	86	13	18
Reinvested	28	105	86	170	3	4
Redeemed	(208)	(856)	(260)	(383)	(37)	(24)
Total Class I	(94)	(582)	(35)	(127)	(21)	(2)
Class R
Issued	35	102	—	—	65	95
Reinvested	54	174	—	—	20	25
Redeemed	(387)	(734)	—	—	(167)	(422)
Total Class R	(298)	(458)	—	—	(82)	(302)
Class R6
Issued	8	154	—	—	—	—
Reinvested	4	3	—	—	—	—
Redeemed	(29)	(109)	—	—	—	—
Total Class R6	(17)	48	—	—	—	—
Class Y
Issued	14	12	38	59	2	4
Reinvested	4	14	19	36	1	1
Redeemed	(31)	(52)	(152)	(264)	(3)	(3)
Total Class Y	(13)	(26)	(95)	(169)	— (b)	2
Change in Shares	(1,202)	(2,220)	(218)	(129)	(255)	(471)

(a)  As described in Note 10, Victory NewBridge Large Cap Growth Fund Class C share amounts have been adjusted for a 1:5 reverse stock split.

(b)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory THB US Small Opportunities Fund(a)		Victory Strategic Allocation Fund		Victory INCORE Fund for Income
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$(624)	$(393)	$823	$347	$3,362	$7,347
Net realized gains (losses) from investments	12,921	(3,264)	128	(96)	(1,300)	877
Net change in unrealized appreciation/ depreciation on investments	17,176	1,848	5,000	644	(8,573)	12,254
Change in net assets resulting from operations	29,473	(1,809)	5,951	895	(6,511)	20,478
Distributions to Shareholders:
Class A	—	(4)	(464)	(582)	(6,501)	(6,067)
Class C	—	—	(54)	(99)	(542)	(809)
Class I	—	(417)	(264)	(239)	(23,178)	(25,543)
Class R	—	—	(34)	(45)	(1,747)	(1,831)
Class R6	—	—	—	—	(1,851)	(1,832)
Class Y	—	—	—	—	(7,361)	(5,074)
Member Class (b)	—	—	—	—	(33)	—
Change in net assets resulting from distributions to shareholders	—	(421)	(816)	(965)	(41,213)	(41,156)
Change in net assets resulting from capital transactions	9,212	(21,101)	(341)	(901)	(295,207)	346,322
Change in net assets	38,685	(23,331)	4,794	(971)	(342,931)	325,644
Net Assets:
Beginning of period	50,699	74,030	24,638	25,609	1,041,900	716,256
End of period	$89,384	$50,699	$29,432	$24,638	$698,969	$1,041,900

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory THB US Small Opportunities Fund(a)		Victory Strategic Allocation Fund		Victory INCORE Fund for Income
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$5,749	$92	$1,793	$2,364	$43,381	$73,304
Distributions reinvested	—	4	448	557	5,738	5,164
Redemption Fees (b)	1	—	—	—	—	—
Cost of shares redeemed	(3,959)	(241)	(3,213)	(3,895)	(63,627)	(60,933)
Total Class A	$1,791	$(145)	$(972)	$(974)	$(14,508)	$17,535
Class C
Proceeds from shares issued	$—	$—	$650	$574	$1,685	$6,690
Distributions reinvested	—	—	53	98	505	690
Cost of shares redeemed	—	—	(623)	(1,845)	(12,166)	(8,697)
Total Class C	$—	$—	$80	$(1,173)	$(9,976)	$(1,317)
Class I
Proceeds from shares issued	$15,429	$6,642	$1,842	$2,267	$163,315	$410,936
Distributions reinvested	—	360	261	233	20,000	21,645
Redemption Fees (b)	2	—	—	—	—	—
Cost of shares redeemed	(8,010)	(27,958)	(1,305)	(1,204)	(362,435)	(277,267)
Total Class I	$7,421	$(20,956)	$798	$1,296	$(179,120)	$155,314
Class R
Proceeds from shares issued	$—	$—	$93	$30	$4,576	$18,508
Distributions reinvested	—	—	34	45	1,705	1,753
Cost of shares redeemed	—	—	(374)	(125)	(24,238)	(14,365)
Total Class R	$—	$—	$(247)	$(50)	$(17,957)	$5,896
Class R6
Proceeds from shares issued	$—	$—	$—	$—	$11,111	$49,482
Distributions reinvested	—	—	—	—	1,831	1,818
Cost of shares redeemed	—	—	—	—	(30,159)	(17,319)
Total Class R6	$—	$—	$—	$—	$(17,217)	$33,981
Class Y
Proceeds from shares issued	$—	$—	$—	$—	$94,608	$189,431
Distributions reinvested	—	—	—	—	7,353	3,546
Cost of shares redeemed	—	—	—	—	(159,309)	(58,064)
Total Class Y	$—	$—	$—	$—	$(57,348)	$134,913
Member Class (c)
Proceeds from shares issued	$—	$—	$—	$—	$1,372	$—
Distributions reinvested	—	—	—	—	33	—
Cost of shares redeemed	—	—	—	—	(486)	—
Total Member Class	$—	$—	$—	$—	$919	$—
Change in net assets resulting from capital transactions	$9,212	$(21,101)	$(341)	$(901)	$(295,207)	$346,322

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Redemptions Fees — see Note 2 in the Notes to Financial Statements.

(c)  Member Class commenced operations on November 3, 2020.

(continues on next page)
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory THB US Small Opportunities Fund(a)		Victory Strategic Allocation Fund		Victory INCORE Fund for Income
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	227	7	95	146	5,258	8,586
Reinvested	—	— (c)	23	34	703	608
Redeemed	(159)	(17)	(168)	(242)	(7,717)	(7,145)
Total Class A	68	(10)	(50)	(62)	(1,756)	2,049
Class C
Issued	—	—	35	36	206	789
Reinvested	—	—	3	6	62	82
Redeemed	—	—	(34)	(115)	(1,486)	(1,028)
Total Class C	—	—	4	(73)	(1,218)	(157)
Class I
Issued	639	465	96	140	19,802	48,019
Reinvested	—	22	13	14	2,447	2,546
Redeemed	(319)	(2,105)	(69)	(78)	(43,989)	(32,536)
Total Class I	320	(1,618)	40	76	(21,740)	18,029
Class R
Issued	—	—	5	2	552	2,167
Reinvested	—	—	2	3	208	206
Redeemed	—	—	(20)	(8)	(2,981)	(1,682)
Total Class R	—	—	(13)	(3)	(2,221)	691
Class R6
Issued	—	—	—	—	1,349	5,802
Reinvested	—	—	—	—	224	214
Redeemed	—	—	—	—	(3,665)	(2,027)
Total Class R6	—	—	—	—	(2,092)	3,989
Class Y
Issued	—	—	—	—	11,518	22,159
Reinvested	—	—	—	—	900	418
Redeemed	—	—	—	—	(19,398)	(6,797)
Total Class Y	—	—	—	—	(6,980)	15,780
Member Class (b)
Issued	—	—	—	—	166	—
Reinvested	—	—	—	—	4	—
Redeemed	—	—	—	—	(60)	—
Total Member Class	—	—	—	—	110	—
Change in Shares	388	(1,628)	(19)	(62)	(35,897)	40,381

(a)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(b)  Member Class commenced operations on November 3, 2020.

(c)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$5,579	$5,803
Net realized gains (losses) from investments	35,138	8,565
Net change in unrealized appreciation/depreciation on investments	21,029	1,342
Change in net assets resulting from operations	61,746	15,710
Distributions to Shareholders:
Class A	(820)	(1,183)
Class I	(14,821)	(15,554)
Member Class (a)	(3)	—
Change in net assets resulting from distributions to shareholders	(15,644)	(16,737)
Change in net assets resulting from capital transactions	85,682	14,191
Change in net assets	131,784	13,164
Net Assets:
Beginning of period	293,494	280,330
End of period	$425,278	$293,494

(a)  Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$8,473	$26,469
Distributions reinvested	711	1,032
Cost of shares redeemed	(6,798)	(29,802)
Total Class A	$2,386	$(2,301)
Class I
Proceeds from shares issued	$174,838	$181,653
Distributions reinvested	14,661	15,054
Cost of shares redeemed	(106,697)	(180,215)
Total Class I	$82,802	$16,492
Member Class (a)
Proceeds from shares issued	$657	$—
Distributions reinvested	3	—
Cost of shares redeemed	(166)	—
Total Member Class	$494	$—
Change in net assets resulting from capital transactions	$85,682	$14,191
Share Transactions:
Class A
Issued	441	1,717
Reinvested	39	62
Redeemed	(353)	(1,755)
Total Class A	127	24
Class I
Issued	8,995	11,013
Reinvested	797	889
Redeemed	(5,604)	(10,994)
Total Class I	4,188	908
Member Class (a)
Issued	33	—
Reinvested	— (b)	—
Redeemed	(8)	—
Total Member Class	25	—
Change in Shares	4,340	932

(a)  Member Class commenced operations on November 3, 2020.

(b)  Rounds to less than 1 thousand.

See notes to financial statements.

This page is intentionally left blank.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class A
Year Ended October 31:
2021	$17.41	— (c)	7.95	7.95	(0.01)	(0.46)
2020	$17.65	0.05	0.90	0.95	(0.04)	(1.15)
2019	$17.90	0.09	1.65	1.74	(0.08)	(1.91)
2018	$22.03	0.06	0.17	0.23	(0.06)	(4.30)
2017	$18.01	0.13	4.28	4.41	(0.17)	(0.22)
Class C
Year Ended October 31:
2021	$16.05	(0.18)	7.29	7.11	—	(0.46)
2020	$16.46	(0.10)	0.84	0.74	—	(1.15)
2019	$16.90	(0.05)	1.52	1.47	—	(1.91)
2018	$21.12	(0.10)	0.18	0.08	—	(4.30)
2017	$17.30	(0.02)	4.10	4.08	(0.04)	(0.22)
Class I
Year Ended October 31:
2021	$17.37	0.05	7.94	7.99	(0.02)	(0.46)
2020	$17.61	0.09	0.90	0.99	(0.08)	(1.15)
2019	$17.87	0.13	1.65	1.78	(0.13)	(1.91)
2018	$22.00	0.11	0.16	0.27	(0.10)	(4.30)
2017	$17.98	0.19	4.27	4.46	(0.22)	(0.22)
Class R
Year Ended October 31:
2021	$17.01	(0.06)	7.76	7.70	—	(0.46)
2020	$17.29	— (c)	0.88	0.88	(0.01)	(1.15)
2019	$17.58	0.04	1.62	1.66	(0.04)	(1.91)
2018	$21.71	0.01	0.16	0.17	— (c)	(4.30)
2017	$17.75	0.07	4.23	4.30	(0.12)	(0.22)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  Amount is less than 0.005%.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Diversified Stock Fund
Class A
Year Ended October 31:
2021	(0.47)	$24.89	46.50%	1.07%	0.00	%(d)	1.07%	$246,063	61%
2020	(1.19)	$17.41	5.47%	1.09%	0.29%		1.09%	$184,217	95%
2019	(1.99)	$17.65	12.27%	1.08%	0.55%		1.08%	$204,945	132%
2018	(4.36)	$17.90	(0.20)%	1.05%	0.32%		1.05%	$264,297	112%
2017	(0.39)	$22.03	24.85%	1.05%	0.66%		1.05%	$311,255	133%
Class C
Year Ended October 31:
2021	(0.46)	$22.70	45.01%	2.02%	(0.93)%		2.32%	$2,371	61%
2020	(1.15)	$16.05	4.53%	2.05%	(0.64)%		2.14%	$3,046	95%
2019	(1.91)	$16.46	11.19%	2.02%	(0.35)%		2.02%	$5,909	132%
2018	(4.30)	$16.90	(1.02)%	1.89%	(0.53)%		1.89%	$11,586	112%
2017	(0.26)	$21.12	23.82%	1.87%	(0.12)%		1.87%	$36,001	133%
Class I
Year Ended October 31:
2021	(0.48)	$24.88	46.79%	0.83%	0.24%		0.85%	$27,856	61%
2020	(1.23)	$17.37	5.81%	0.84%	0.56%		0.86%	$21,071	95%
2019	(2.04)	$17.61	12.52%	0.84%	0.81%		0.84%	$31,619	132%
2018	(4.40)	$17.87	0.05%	0.79%	0.58%		0.79%	$46,122	112%
2017	(0.44)	$22.00	25.21%	0.80%	0.99%		0.80%	$74,466	133%
Class R
Year Ended October 31:
2021	(0.46)	$24.25	46.02%	1.35%	(0.28)%		1.35%	$48,980	61%
2020	(1.16)	$17.01	5.25%	1.37%	0.01%		1.37%	$39,432	95%
2019	(1.95)	$17.29	11.90%	1.37%	0.26%		1.37%	$47,981	132%
2018	(4.30)	$17.58	(0.47)%	1.34%	0.03%		1.34%	$54,776	112%
2017	(0.34)	$21.71	24.56%	1.33%	0.38%		1.33%	$66,310	133%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Diversified Stock Fund
Class R6
Year Ended October 31:
2021	$17.38	0.06	7.95	8.01	(0.02)	(0.46)
2020	$17.62	0.08	0.92	1.00	(0.09)	(1.15)
2019	$17.88	0.14	1.64	1.78	(0.13)	(1.91)
2018	$22.00	0.11	0.17	0.28	(0.10)	(4.30)
2017	$17.98	0.18	4.29	4.47	(0.23)	(0.22)
Class Y
Year Ended October 31:
2021	$17.41	0.05	7.95	8.00	(0.02)	(0.46)
2020	$17.65	0.09	0.90	0.99	(0.08)	(1.15)
2019	$17.90	0.12	1.66	1.78	(0.12)	(1.91)
2018	$22.02	0.11	0.16	0.27	(0.09)	(4.30)
2017	$18.00	0.17	4.28	4.45	(0.21)	(0.22)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Diversified Stock Fund
Class R6
Year Ended October 31:
2021	(0.48)	$24.91	46.89%	0.78%	0.29%	1.10%	$4,040	61%
2020	(1.24)	$17.38	5.86%	0.78%	0.49%	1.34%	$3,103	95%
2019	(2.04)	$17.62	12.58%	0.78%	0.83%	1.24%	$2,313	132%
2018	(4.40)	$17.88	0.10%	0.78%	0.58%	1.21%	$2,189	112%
2017	(0.45)	$22.00	25.24%	0.78%	0.94%	1.29%	$2,427	133%
Class Y
Year Ended October 31:
2021	(0.48)	$24.93	46.75%	0.86%	0.21%	0.96%	$5,029	61%
2020	(1.23)	$17.41	5.72%	0.86%	0.52%	1.31%	$3,737	95%
2019	(2.03)	$17.65	12.53%	0.86%	0.76%	1.33%	$4,249	132%
2018	(4.39)	$17.90	0.01%	0.86%	0.54%	1.13%	$4,373	112%
2017	(0.43)	$22.02	25.11%	0.86%	0.88%	0.94%	$8,843	133%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

			Investment Activities				Distributions to Shareholders From
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Realized Gains from Investments	Total Distributions
Victory NewBridge Large Cap Growth Fund
Class A
Year Ended October 31:
2021		$6.31	(0.08)	1.94	1.86		(0.76)	(0.76)
2020		$5.52	(0.06)	1.91	1.85		(1.06)	(1.06)
2019		$7.94	(0.05)	0.05	—	(c)	(2.42)	(2.42)
2018		$10.23	(0.09)	0.85	0.76		(3.05)	(3.05)
2017		$12.79	(0.09)	1.82	1.73		(4.29)	(4.29)
Class C
Year Ended October 31:
2021	(d)	$9.87	(0.15)	2.51	2.36		(3.80)	(3.80)
2020	(d)	$12.15	(0.15)	3.17	3.02		(5.30)	(5.30)
2019	(d)	$25.00	(0.30)	(0.45)	(0.75)		(12.10)	(12.10)
2018	(d)	$37.93	(0.50)	2.82	2.32		(15.25)	(15.25)
2017	(d)	$53.25	(0.60)	6.73	6.13		(21.45)	(21.45)
Class I
Year Ended October 31:
2021		$7.18	(0.06)	2.24	2.18		(0.76)	(0.76)
2020		$6.13	(0.04)	2.15	2.11		(1.06)	(1.06)
2019		$8.49	(0.04)	0.10	0.06		(2.42)	(2.42)
2018		$10.71	(0.06)	0.89	0.83		(3.05)	(3.05)
2017		$13.13	(0.05)	1.92	1.87		(4.29)	(4.29)
Class Y
Year Ended October 31:
2021		$6.79	(0.06)	2.11	2.05		(0.76)	(0.76)
2020		$5.86	(0.04)	2.03	1.99		(1.06)	(1.06)
2019		$8.24	(0.04)	0.08	0.04		(2.42)	(2.42)
2018		$10.48	(0.06)	0.87	0.81		(3.05)	(3.05)
2017		$12.96	(0.06)	1.87	1.81		(4.29)	(4.29)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  As described in note 10, per share amounts adjusted for a 1:5 reverse stock split.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory NewBridge Large Cap Growth Fund
Class A
Year Ended October 31:
2021		$7.41	31.73%	1.36%	(1.20)%	1.56%	$8,749	39%
2020		$6.31	39.61%	1.36%	(1.08)%	1.52%	$7,757	39%
2019		$5.52	4.56%	1.36%	(0.97)%	1.60%	$5,732	62%
2018		$7.94	9.41%	1.36%	(1.05)%	1.47%	$5,546	41%
2017		$10.23	20.84%	1.40%	(0.94)%	1.40%	$7,639	60%
Class C
Year Ended October 31:
2021	(d)	$8.43	31.44%	2.10%	(1.93)%	3.58%	$695	39%
2020	(d)	$9.87	37.97%	2.10%	(1.79)%	2.67%	$1,190	39%
2019	(d)	$12.15	3.92%	2.10%	(1.71)%	2.70%	$1,768	62%
2018	(d)	$25.00	8.47%	2.10%	(1.78)%	2.40%	$3,042	41%
2017	(d)	$37.93	20.06%	2.10%	(1.64)%	2.27%	$4,201	60%
Class I
Year Ended October 31:
2021		$8.60	32.38%	0.95%	(0.79)%	1.34%	$7,085	39%
2020		$7.18	39.95%	0.95%	(0.66)%	1.31%	$6,171	39%
2019		$6.13	5.11%	0.95%	(0.56)%	1.26%	$6,043	62%
2018		$8.49	9.74%	0.95%	(0.63)%	1.09%	$10,633	41%
2017		$10.71	21.52%	0.95%	(0.47)%	1.01%	$16,103	60%
Class Y
Year Ended October 31:
2021		$8.08	32.32%	1.02%	(0.86)%	1.49%	$1,313	39%
2020		$6.79	39.72%	1.02%	(0.73)%	1.78%	$1,744	39%
2019		$5.86	5.06%	1.02%	(0.63)%	1.69%	$2,498	62%
2018		$8.24	9.75%	1.02%	(0.72)%	1.48%	$3,411	41%
2017		$10.48	21.30%	1.02%	(0.55)%	1.42%	$2,128	60%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Special Value Fund
Class A
Year Ended October 31:
2021	$26.23	(0.05)	11.82	11.77	— (c)	(1.00)
2020	$25.78	0.04	1.29	1.33	(0.09)	(0.79)
2019	$26.10	0.10	2.26	2.36	(0.03)	(2.65)
2018	$26.31	0.05	(0.15)	(0.10)	(0.11)	—
2017	$21.48	0.13	4.95	5.08	(0.25)	—
Class C
Year Ended October 31:
2021	$22.72	(0.28)	10.15	9.87	—	(1.00)
2020	$22.54	(0.16)	1.13	0.97	—	(0.79)
2019	$23.34	(0.09)	1.94	1.85	—	(2.65)
2018	$23.66	(0.18)	(0.14)	(0.32)	—	—
2017	$19.34	(0.08)	4.45	4.37	(0.05)	—
Class I
Year Ended October 31:
2021	$26.59	0.01	11.99	12.00	(0.05)	(1.00)
2020	$26.13	0.08	1.31	1.39	(0.14)	(0.79)
2019	$26.39	0.14	2.30	2.44	(0.05)	(2.65)
2018	$26.62	0.09	(0.15)	(0.06)	(0.17)	—
2017	$21.76	0.13	5.01	5.14	(0.28)	—
Class R
Year Ended October 31:
2021	$24.93	(0.14)	11.20	11.06	—	(1.00)
2020	$24.55	(0.04)	1.23	1.19	(0.02)	(0.79)
2019	$25.02	0.03	2.15	2.18	—	(2.65)
2018	$25.24	(0.03)	(0.15)	(0.18)	(0.04)	—
2017	$20.63	0.05	4.75	4.80	(0.19)	—
Class Y
Year Ended October 31:
2021	$26.44	0.02	11.92	11.94	(0.07)	(1.00)
2020	$25.98	0.09	1.32	1.41	(0.16)	(0.79)
2019	$26.25	0.15	2.28	2.43	(0.05)	(2.65)
2018	$26.47	0.12	(0.17)	(0.05)	(0.17)	—
2017	$21.62	0.18	4.98	5.16	(0.31)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  During the year, additional fees were voluntarily waived or reimbursed. Had these fees not been waived or reimbursed, the net expense ratio for each class would have been 0.10% higher.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Special Value Fund
Class A
Year Ended October 31:
2021	(1.00)	$37.00	46.06%	1.23	%(d)	(0.16)%	1.33%	$28,945	70%
2020	(0.88)	$26.23	5.15%	1.23	%(d)	0.14%	1.33%	$24,302	102%
2019	(2.68)	$25.78	11.32%	1.21%		0.41%	1.31%	$27,818	126%
2018	(0.11)	$26.10	(0.42)%	1.17%		0.19%	1.27%	$32,565	113%
2017	(0.25)	$26.31	23.84%	1.17%		0.53%	1.27%	$35,223	135%
Class C
Year Ended October 31:
2021	(1.00)	$31.59	44.81%	2.10	%(d)	(1.02)%	3.53%	$978	70%
2020	(0.79)	$22.72	4.26%	2.10	%(d)	(0.72)%	2.99%	$863	102%
2019	(2.65)	$22.54	10.34%	2.10%		(0.44)%	2.79%	$1,241	126%
2018	—	$23.34	(1.35)%	2.10%		(0.75)%	2.27%	$2,145	113%
2017	(0.05)	$23.66	22.65%	2.10%		(0.38)%	2.21%	$7,296	135%
Class I
Year Ended October 31:
2021	(1.05)	$37.54	46.29%	1.05	%(d)	0.02%	1.33%	$3,861	70%
2020	(0.93)	$26.59	5.35%	1.05	%(d)	0.32%	1.31%	$3,283	102%
2019	(2.70)	$26.13	11.52%	1.05%		0.58%	1.34%	$3,274	126%
2018	(0.17)	$26.39	(0.28)%	1.02%		0.31%	1.16%	$3,678	113%
2017	(0.28)	$26.62	23.86%	1.15%		0.56%	1.25%	$3,703	135%
Class R
Year Ended October 31:
2021	(1.00)	$34.99	45.59%	1.54	%(d)	(0.47)%	1.64%	$16,605	70%
2020	(0.81)	$24.93	4.82%	1.54	%(d)	(0.16)%	1.64%	$13,875	102%
2019	(2.65)	$24.55	11.03%	1.50%		0.13%	1.60%	$21,084	126%
2018	(0.04)	$25.02	(0.71)%	1.46%		(0.10)%	1.56%	$26,532	113%
2017	(0.19)	$25.24	23.43%	1.47%		0.24%	1.57%	$36,688	135%
Class Y
Year Ended October 31:
2021	(1.07)	$37.31	46.39%	1.00	%(d)	0.07%	1.77%	$816	70%
2020	(0.95)	$26.44	5.40%	1.00	%(d)	0.36%	3.68%	$584	102%
2019	(2.70)	$25.98	11.57%	1.00%		0.60%	4.50%	$520	126%
2018	(0.17)	$26.25	(0.21)%	0.97%		0.42%	2.82%	$436	113%
2017	(0.31)	$26.47	24.12%	0.93%		0.77%	2.07%	$1,219	135%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory THB US Small Opportunities Fund (c)
Class A
Year Ended October 31:
2021	$15.55	(0.20)	8.95		8.75	—	—
2020	$15.00	(0.17)	0.81	(d)	0.64	(0.09)	(0.09)
2019	$16.08	(0.14)	(0.44)		(0.58)	(0.50)	(0.50)
2018	$18.14	(0.15)	0.24		0.09	(2.15)	(2.15)
2017	$13.49	(0.16)	4.81		4.65	—	—
Class I
Year Ended October 31:
2021	$16.20	(0.18)	9.40		9.22	—	—
2020	$15.56	(0.10)	0.83	(d)	0.73	(0.09)	(0.09)
2019	$16.58	(0.08)	(0.44)		(0.52)	(0.50)	(0.50)
2018	$18.59	(0.10)	0.24		0.14	(2.15)	(2.15)
2017	$13.75	(0.08)	4.92		4.84	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  On May 3, 2021, the THB Asset Management Microcap Fund (the "Predecessor Fund") was reorganized into the Victory THB US Small Opportunities Fund (the "Victory THB Fund"). Investor Class and Institutional Class shares of the Predecessor Fund were exchanged on a tax-free basis for Class A and Class I shares, respectively, of the Victory THB Fund. Information presented prior to May 3, 2021, is that of the Predecessor Fund. See Note 1 in the Notes to Financial Statements.

(d)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)  Amount less than $0.005.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Redemption Fees		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory THB US Small Opportunities Fund (c)
Class A
Year Ended October 31:
2021	—		$24.30	56.27%	1.70%	(1.20)%	2.45%	$2,437	50%
2020	—		$15.55	4.25%	1.70%	(1.17)%	2.45%	$493	62%
2019	—		$15.00	(3.34)%	1.70%	(0.92)%	2.20%	$627	31%
2018	—		$16.08	0.45%	1.55%	(0.86)%	2.00%	$1,041	35%
2017	—		$18.14	34.47%	1.75%	(0.97)%	2.29%	$679	58%
Class I
Year Ended October 31:
2021	—	(e)	$25.42	56.98%	1.25%	(0.73)%	1.67%	$86,947	50%
2020	—		$16.20	4.68%	1.25%	(0.70)%	1.98%	$50,206	62%
2019	—		$15.56	(2.86)%	1.25%	(0.48)%	1.75%	$73,403	31%
2018	—		$16.58	0.73%	1.25%	(0.55)%	1.70%	$89,159	35%
2017	—		$18.59	35.20%	1.25%	(0.48)%	1.78%	$81,076	58%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Strategic Allocation Fund
Class A
Year Ended October 31:
2021	$16.48	0.56	3.46	4.02	(0.56)	—
2020	$16.47	0.23	0.41	0.64	(0.23)	(0.40)
2019	$15.44	0.43	1.12	1.55	(0.39)	(0.13)
2018	$16.41	0.29	(0.68)	(0.39)	(0.39)	(0.19)
2017	$14.80	0.50	1.51	2.01	(0.40)	—
Class C
Year Ended October 31:
2021	$16.19	0.40	3.40	3.80	(0.43)	—
2020	$16.18	0.13	0.39	0.52	(0.11)	(0.40)
2019	$15.19	0.30	1.10	1.40	(0.28)	(0.13)
2018	$16.19	0.21	(0.71)	(0.50)	(0.31)	(0.19)
2017	$14.65	0.43	1.44	1.87	(0.33)	—
Class I
Year Ended October 31:
2021	$16.57	0.61	3.48	4.09	(0.60)	—
2020	$16.56	0.27	0.41	0.68	(0.27)	(0.40)
2019	$15.52	0.46	1.13	1.59	(0.42)	(0.13)
2018	$16.48	0.35	(0.70)	(0.35)	(0.42)	(0.19)
2017	$14.86	0.55	1.50	2.05	(0.43)	—
Class R
Year Ended October 31:
2021	$16.44	0.51	3.45	3.96	(0.51)	—
2020	$16.43	0.19	0.42	0.61	(0.20)	(0.40)
2019	$15.41	0.36	1.14	1.50	(0.35)	(0.13)
2018	$16.38	0.27	(0.70)	(0.43)	(0.35)	(0.19)
2017	$14.79	0.46	1.49	1.95	(0.36)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  The amount includes a change in accounting estimate. Without this change in accounting estimate, the gross expense ratio would have been 0.67%, 1.54%, 0.42% and 1.43% for Class A, C, I and R, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses(b)	Net Investment Income (Loss)	Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Strategic Allocation Fund
Class A
Year Ended October 31:
2021	(0.56)	$19.94	24.51%	0.40%	2.92%	0.80%		$16,378	22%
2020	(0.63)	$16.48	3.99%	0.40%	1.45%	0.81%		$14,364	13%
2019	(0.52)	$16.47	10.37%	0.40%	2.69%	0.77%		$15,365	5%
2018	(0.58)	$15.44	(2.56)%	0.40%	1.77%	0.28	%(d)	$18,747	40%
2017	(0.40)	$16.41	13.72%	0.30%	3.19%	0.79%		$14,820	51%
Class C
Year Ended October 31:
2021	(0.43)	$19.56	23.57%	1.15%	2.10%	2.02%		$2,507	22%
2020	(0.51)	$16.19	3.23%	1.15%	0.82%	1.90%		$2,009	13%
2019	(0.41)	$16.18	9.53%	1.15%	1.94%	1.72%		$3,193	5%
2018	(0.50)	$15.19	(3.26)%	1.15%	1.30%	1.08	%(d)	$4,445	40%
2017	(0.33)	$16.19	12.88%	1.03%	2.78%	1.58%		$8,814	51%
Class I
Year Ended October 31:
2021	(0.60)	$20.06	24.86%	0.15%	3.13%	0.56%		$9,283	22%
2020	(0.67)	$16.57	4.22%	0.15%	1.66%	0.59%		$7,006	13%
2019	(0.55)	$16.56	10.63%	0.15%	2.90%	0.59%		$5,743	5%
2018	(0.61)	$15.52	(2.29)%	0.15%	2.11%	0.01	%(d)	$8,811	40%
2017	(0.43)	$16.48	13.95%	0.10%	3.48%	0.61%		$9,153	51%
Class R
Year Ended October 31:
2021	(0.51)	$19.89	24.20%	0.65%	2.69%	1.82%		$1,264	22%
2020	(0.60)	$16.44	3.74%	0.65%	1.18%	1.76%		$1,259	13%
2019	(0.48)	$16.43	10.08%	0.65%	2.30%	1.87%		$1,308	5%
2018	(0.54)	$15.41	(2.77)%	0.65%	1.63%	1.01	%(d)	$1,529	40%
2017	(0.36)	$16.38	13.36%	0.56%	2.96%	1.80%		$1,892	51%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class A
Year Ended October 31:
2021	$8.40	0.02		(0.11)		(0.09)	(0.39)	(0.39)
2020	$8.56	0.06		0.17		0.23	(0.39)	(0.39)
2019	$8.56	0.18		0.28		0.46	(0.46)	(0.46)
2018	$9.09	0.15	(e)	(0.23	)(e)	(0.08)	(0.45)	(0.45)
2017	$9.63	0.10		(0.15)		(0.05)	(0.49)	(0.49)
Class C
Year Ended October 31:
2021	$8.31	(0.05)		(0.10)		(0.15)	(0.32)	(0.32)
2020	$8.48	—	(f)	0.16		0.16	(0.33)	(0.33)
2019	$8.48	0.13		0.26		0.39	(0.39)	(0.39)
2018	$9.01	0.08	(e)	(0.23	)(e)	(0.15)	(0.38)	(0.38)
2017	$9.56	0.03		(0.16)		(0.13)	(0.42)	(0.42)
Class I
Year Ended October 31:
2021	$8.39	0.04		(0.10)		(0.06)	(0.41)	(0.41)
2020	$8.55	0.08		0.17		0.25	(0.41)	(0.41)
2019	$8.55	0.16		0.32		0.48	(0.48)	(0.48)
2018	$9.08	0.15	(e)	(0.21	)(e)	(0.06)	(0.47)	(0.47)
2017	$9.63	0.13		(0.16)		(0.03)	(0.52)	(0.52)
Class R
Year Ended October 31:
2021	$8.40	0.02		(0.10)		(0.08)	(0.39)	(0.39)
2020	$8.56	0.06		0.17		0.23	(0.39)	(0.39)
2019	$8.57	0.18		0.27		0.45	(0.46)	(0.46)
2018	$9.09	0.15	(e)	(0.22	)(e)	(0.07)	(0.45)	(0.45)
2017	$9.64	0.10		(0.16)		(0.06)	(0.49)	(0.49)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Fund restated certain elements of its 2018 financial statements resulting from the identification of a GAAP reclassification error for the Fund's paydown gain (loss) transactions. However, this reclassification had no impact on the Fund's net assets, NAV, performance, or taxable distributions paid and reported to shareholders for the fiscal and tax years ended 2018.

(f)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(b)	Net Expenses(c)	Net Investment Income (Loss)(c)		Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory INCORE Fund for Income
Class A
Year Ended October 31:
2021	$7.92	(1.14)%	0.91%	0.25%		0.92%	$128,802	27%
2020	$8.40	2.75%	0.91%	0.75%		0.92%	$151,236	55%
2019	$8.56	5.50%	0.92%	2.12%		0.94%	$136,570	29%
2018	$8.56	(0.91)%	0.92%	1.64	%(e)	0.93%	$153,574	27%
2017	$9.09	(0.51)%	0.88%	1.08%		0.88%	$224,822	30%
Class C
Year Ended October 31:
2021	$7.84	(1.81)%	1.71%	(0.62)%		1.79%	$10,066	27%
2020	$8.31	1.85%	1.71%	(0.01)%		1.74%	$20,801	55%
2019	$8.48	4.72%	1.72%	1.53%		1.73%	$22,541	29%
2018	$8.48	(1.69)%	1.70%	0.94	%(e)	1.71%	$31,976	27%
2017	$9.01	(1.41)%	1.67%	0.29%		1.67%	$50,316	30%
Class I
Year Ended October 31:
2021	$7.92	(0.77)%	0.64%	0.48%		0.67%	$385,332	27%
2020	$8.39	3.01%	0.64%	0.95%		0.66%	$590,749	55%
2019	$8.55	5.79%	0.64%	1.84%		0.65%	$447,735	29%
2018	$8.55	(0.64)%	0.63%	1.69	%(e)	0.63%	$331,338	27%
2017	$9.08	(0.34)%	0.61%	1.34%		0.61%	$520,056	30%
Class R
Year Ended October 31:
2021	$7.93	(1.03)%	0.91%	0.23%		0.93%	$23,613	27%
2020	$8.40	2.74%	0.91%	0.76%		0.92%	$43,684	55%
2019	$8.56	5.37%	0.92%	2.04%		0.94%	$38,596	29%
2018	$8.57	(0.79)%	0.91%	1.67	%(e)	0.91%	$43,405	27%
2017	$9.09	(0.62)%	0.88%	1.08%		0.88%	$58,783	30%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Fund for Income
Class R6
Year Ended October 31:
2021	$8.38	0.04		(0.10)		(0.06)	(0.41)	(0.41)
2020	$8.54	0.08		0.18		0.26	(0.42)	(0.42)
2019	$8.55	0.17		0.30		0.47	(0.48)	(0.48)
2018	$9.07	0.13	(e)	(0.18	)(e)	(0.05)	(0.47)	(0.47)
2017	$9.62	0.12		(0.16)		(0.04)	(0.51)	(0.51)
Class Y
Year Ended October 31:
2021	$8.40	0.03		(0.11)		(0.08)	(0.40)	(0.40)
2020	$8.56	0.06		0.19		0.25	(0.41)	(0.41)
2019	$8.56	0.13		0.35		0.48	(0.48)	(0.48)
2018	$9.08	0.19	(e)	(0.25	)(e)	(0.06)	(0.46)	(0.46)
2017	$9.64	0.10		(0.15)		(0.05)	(0.51)	(0.51)
Member Class
November 3, 2020 (f) through October 31, 2021	$8.41	0.04		(0.13)		(0.09)	(0.37)	(0.37)

*  Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Fund restated certain elements of its 2018 financial statements resulting from the identification of a GAAP reclassification error for the Fund's paydown gain (loss) transactions. However, this reclassification had no impact on the Fund's net assets, NAV, performance, or taxable distributions paid and reported to shareholders for the fiscal and tax years ended 2018.

(f)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(b)	Net Expenses(c)	Net Investment Income (Loss)(c)		Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory INCORE Fund for Income
Class R6
Year Ended October 31:
2021	$7.91	(0.77)%	0.63%	0.46%		0.64%	$29,691	27%
2020	$8.38	3.06%	0.63%	0.88%		0.64%	$49,009	55%
2019	$8.54	5.68%	0.63%	2.00%		0.66%	$15,864	29%
2018	$8.55	(0.52)%	0.63%	1.43	%(e)	0.69%	$13,741	27%
2017	$9.07	(0.36)%	0.63%	1.31%		0.73%	$9,407	30%
Class Y
Year Ended October 31:
2021	$7.92	(0.94)%	0.71%	0.40%		0.71%	$120,588	27%
2020	$8.40	2.95%	0.71%	0.67%		0.74%	$186,421	55%
2019	$8.56	5.72%	0.71%	1.48%		0.79%	$54,950	29%
2018	$8.56	(0.61)%	0.71%	2.14	%(e)	0.79%	$31,975	27%
2017	$9.08	(0.53)%	0.68%	1.09%		0.68%	$62,408	30%
Member Class
November 3, 2020 (f) through October 31, 2021	$7.95	(1.08)%	0.75%	0.52%		4.45%	$877	27%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory INCORE Investment Grade Convertible Fund
Class A
Year Ended October 31:
2021	$17.31	0.22	3.27	3.49	(0.83)	—
2020	$17.51	0.27	0.47	0.74	(0.35)	(0.59)
2019	$16.22	0.21	1.84	2.05	(0.28)	(0.48)
2018	$16.53	0.30	0.01	0.31	(0.53)	(0.09)
2017	$13.72	0.17	2.89	3.06	(0.25)	—
Class I
Year Ended October 31:
2021	$17.32	0.31	3.27	3.58	(0.92)	—
2020	$17.50	0.33	0.49	0.82	(0.41)	(0.59)
2019	$16.21	0.31	1.83	2.14	(0.37)	(0.48)
2018	$16.53	0.36	(0.01)	0.35	(0.58)	(0.09)
2017	$13.71	0.22	2.90	3.12	(0.30)	—
Member Class
November 3, 2020 (e) through October 31, 2021	$17.36	0.26	3.31	3.57	(0.22)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory INCORE Investment Grade Convertible Fund
Class A
Year Ended October 31:
2021	(0.83)	$19.97	20.62%	1.39%	1.12%	1.41%	$21,644	28%
2020	(0.94)	$17.31	4.43%	1.38%	1.63%	1.38%	$16,571	34%
2019	(0.76)	$17.51	13.35%	1.49%	1.31%	1.49%	$16,349	35%
2018	(0.62)	$16.22	1.87%	1.27%	1.79%	1.27%	$14,268	41%
2017	(0.25)	$16.53	22.57%	1.30%	1.12%	1.30%	$33,040	39%
Class I
Year Ended October 31:
2021	(0.92)	$19.98	21.19%	0.93%	1.59%	0.93%	$403,122	28%
2020	(1.00)	$17.32	4.91%	0.96%	1.98%	0.96%	$276,923	34%
2019	(0.85)	$17.50	13.99%	0.96%	1.87%	0.96%	$263,981	35%
2018	(0.67)	$16.21	2.16%	0.94%	2.17%	0.94%	$126,871	41%
2017	(0.30)	$16.53	23.07%	0.94%	1.47%	0.94%	$78,879	39%
Member Class
November 3, 2020 (e) through October 31, 2021	(0.22)	$20.71	20.63%	1.10%	1.30%	9.99%	$512	28%

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act. The Victory THB US Small Opportunities Fund ("Acquiring Fund") has been newly formed for the purpose of completing the reorganization ("Reorganization") with the THB Asset Management Microcap Fund ("Predecessor Fund"), a series of the Advisors' Inner Circle Fund ("THB Trust"), a registered investment company. The Reorganization was accomplished by a tax-free exchange of shares of the Predecessor Fund's shares, valued at the Predecessor Fund's net assets for the exact same shares and value of the Acquiring Fund's shares. Investor Class and Institutional Class shares of the Predecessor Fund were exchanged for Class A and Class I shares, respectively, of the Acquiring Fund.

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Diversified Stock Fund	Diversified Stock Fund	A, C, I, R, R6, and Y
Victory NewBridge Large Cap Growth Fund	Newbridge Large Cap Growth Fund	A, C, I, and Y
Victory Special Value Fund	Special Value Fund	A, C, I, R, and Y
Victory THB US Small Opportunities Fund	THB US Small Opportunities Fund	A and I
Victory Strategic Allocation Fund	Strategic Allocation Fund	A, C, I, and R
Victory INCORE Fund for Income	INCORE Fund for Income	A, C, I, R, R6, Y, and Member Class*
Victory INCORE Investment Grade Convertible Fund	INCORE Investment Grade Convertible Fund	A, I, and Member Class*

*  Member Class commenced operations on November 3, 2020.

On November 4, 2020, Victory Capital Management Inc. ("VCM" or the "Adviser") entered into an agreement to acquire certain assets, intellectual property, books & records, and liabilities of Thomson Horstmann & Bryant, Inc. ("THB"), the investment adviser to the Predecessor Fund, from its current shareholders (the "Transaction"). The closing of the Transaction occurred on March 1, 2021, and VCM became the interim investment adviser to the Predecessor Fund subject to shareholder approval. A special shareholder meeting was held on April 21, 2021, at which shareholders of the Predecessor Fund approved the Reorganization of the Predecessor Fund into the Acquiring Fund. Effective May 3, 2021, VCM became the investment adviser and administrator of the Acquiring Fund. Victory Capital Services, Inc. also became the Acquiring Fund's distributor.

On February 2, 2021, the Board of Trustees (the "Board") of the Trust approved the Agreement and Plan of Reorganization, dated February 26, 2021, which provided for the Reorganization of the Predecessor Fund into the Acquiring Fund. The Acquiring Fund commenced operations on May 3, 2021, upon the completion of the Reorganization which occurred as of the close of business on April 30, 2021. The Funds have the same investment objectives, and substantially the same principal investment strategies and principal risks. The Acquiring Fund is the accounting successor of the Predecessor Fund and assumed the performance, financial and other historical information of the Predecessor Fund. Information presented for periods prior to the date of these financial statements reflects, where applicable, the historical information of the Predecessor Fund.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Strategic Allocation Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Funds' Adviser, an affiliate of the Fund.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Each Fund may rely on certain Securities and Exchange Commission ("SEC") exemptive orders or rules that permit funds meeting various conditions to invest in an Exchange-Traded Fund ("ETF") in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated Funds and other open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day and are typically categorized in Level 1 of the fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

The underlying affiliated Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at their amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of October 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Diversified Stock Fund
Common Stocks	$321,983	$—	$—	$321,983
Exchange-Traded Funds	6,694	—	—	6,694
Collateral for Securities Loaned	399	—	—	399
Total	$329,076	$—	$—	$329,076
NewBridge Large Cap Growth Fund
Common Stocks	$17,689	$—	$—	$17,689
Total	$17,689	$—	$—	$17,689
Special Value Fund
Common Stocks	$49,434	$—	$—	$49,434
Exchange-Traded Funds	1,028	—	—	1,028
Collateral for Securities Loaned	190	—	—	190
Total	$50,652	$—	$—	$50,652
THB US Small Opportunities Fund
Common Stocks	$88,333	$—	$—	$88,333
Collateral for Securities Loaned	866	—	—	866
Total	$89,199	$—	$—	$89,199
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	$2,171	$—	$—	$2,171
Affiliated Mutual Funds	27,186	—	—	27,186
Total	$29,357	$—	$—	$29,357

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021
	Level 1	Level 2	Level 3	Total
INCORE Fund for Income
Government National Mortgage Association	$—	$514,378	$—	$514,378
U.S. Treasury Obligations	—	186,076	—	186,076
Investment Companies	100	—	—	100
Total	$100	$700,454	$—	$700,554
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	$—	$281,478	$—	$281,478
Convertible Preferred Stocks	129,010	7,730	—	136,740
Collateral for Securities Loaned	77,095	—	—	77,095
Total	$206,105	$289,208	$—	$495,313

For the year ended October 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds do not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them and the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or re-pledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of October 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Diversified Stock Fund	$387	$—	$399
Special Value Fund	187	—	190
THB US Small Opportunities Fund	827	—	866
INCORE Investment Grade Convertible Fund	75,271	—	77,095

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Funds are charged to the Funds, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Redemption Fees:

The Funds currently do not receive a redemption fee. Prior to the Transaction, the Predecessor Fund retained redemption fees of 2.00% on redemptions of fund shares held for less than 30 days. Class I (formerly Institutional Class shares) and Class A (formerly Investor Class shares) had approximately $2 thousand and $1 thousand in redemptions fees, respectively, as presented on the Statements of Changes in Net Assets.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2021, were as follows (amounts in thousands).

	Excluding U.S. Government Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Diversified Stock Fund	$181,691	$217,761	$—	$—
NewBridge Large Cap Growth Fund	6,692	10,869	—	—
Special Value Fund	33,282	43,591	—	—
THB US Small Opportunities Fund	48,122	40,212	—	—
Strategic Allocation Fund	6,189	6,105	—	—
INCORE Fund for Income	—	—	212,391	478,867
INCORE Investment Grade Convertible Fund	154,797	96,628	—	—

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to each Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Adviser Fee Tier Rates
	Up to $800 million	$800 million – $2.4 billion	Over $2.4 billion
Diversified Stock Fund	0.65%	0.60%	0.55%
	Up to $400 million	$400 million – $800 million	Over $800 million
NewBridge Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
	Flat Rate
THB US Small Opportunities Fund	1.15%*
Strategic Allocation Fund	0.10%
	Up to $400 million	$400 million – $800 million	Over $800 million
INCORE Fund for Income	0.50%	0.45%	0.40%
INCORE Investment Grade Convertible Fund	0.75%	0.65%	0.60%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

*  Prior to the transaction on March 1, 2021, as previously disclosed in Note 1, THB provided investment management services to the Predecessor Fund, pursuant to an advisory agreement. Under this agreement, THB was responsible for managing the business and affairs of the Fund. The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 1.25% of the Fund's average daily net assets. The amount incurred and paid to THB from November 1, 2020, through February 28, 2021, was approximately $291 thousand and is included within the Investment advisory fees on the Statements of Operations.

Effective March 1, 2021, VCM became the interim investment adviser to the Predecessor Fund subject to shareholder approval of the Reorganization of the Fund into a series of the Trust. VCM served as interim investment adviser pursuant to an interim investment advisory agreement and was paid the same fee as THB stated in the preceding paragraph. All references to the "Adviser" in this report should be deemed to include VCM after March 1, 2021. Effective with the Reorganization as of the close of business on April 30, 2021, VCM became Adviser to the Acquiring Fund and its investment advisory fee changed from 1.25% of average daily net assets to 1.15% of average daily net assets. In addition, all amounts stated in this report regarding the amounts paid to the Adviser for investment advisory services reflect payments made to THB for the period November 1, 2020, through February 28, 2021, and to VCM for the period March 1, 2021, through October 31, 2021.

Amounts incurred and paid to VCM for the year ended October 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion	$15 billion – $30 billion		Over $30 billion
0.08%, plus	0.05	%, plus	0.04%

Effective with the Reorganization, VCM became the Acquiring Fund's administrator and fund accountant. Prior to this date, SEI Global Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, provided certain administration and servicing functions for the Predecessor Fund. For such services, SEI received a fee subject to certain minimums, which varied depending on the number of share classes and the average daily net assets of the Predecessor Fund. The amount incurred and paid to SEI from November 1, 2020, through April 30, 2021, was approximately $69 thousand and is reflected within the Administration fees on the Statements of Operations. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

Effective with the Reorganization, Citi acts as sub-administrator and sub-fund accountant to the Acquiring Fund.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The funds in the Trust, Victory Variable

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Insurance Funds, Victory Portfolios II, and USAA Mutual Funds Trust (collectively, the " Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Prior to the Reorganization, SEI provided certain compliance and regulatory oversight services for the Predecessor Fund.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class. Victory Capital Transfer Agency, Inc. receives no fee or other compensation for these services.

Prior to the Reorganization, DST Systems, Inc. served as the transfer agent and dividend disbursing agent for the Predecessor Fund. The amount incurred and paid for the period November 1, 2020, through April 30, 2021, was approximately $58 thousand, and is reflected within the Transfer agent fees on the Statements of Operations.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
Diversified Stock Fund	0.25%	1.00%	0.50%
Newbridge Large Cap Growth Fund	0.25%	1.00%	N/A
Special Value Fund	0.25%	1.00%	0.50%
THB US Small Opportunities Fund	0.25%	N/A	N/A
Strategic Allocation Fund	0.25%	1.00%	0.50%
INCORE Fund for Income	0.25%	1.00%	0.25%
INCORE Investment Grade Convertible Fund	0.25%	N/A	N/A

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R.

The maximum annual distribution fees for Class A (formerly Investor Class) of the Predecessor Fund was 0.25% of average daily net assets. For the period ended April 30, 2021, the Predecessor Fund's Class A (formerly Investor Class) incurred approximately $2 thousand of distribution fees, an effective rate of 0.25%

Effective with the Reorganization, Victory Capital Services, Inc. serves as the Distributor for the Acquiring Fund. Prior to the close of the Reorganization, the Fund had adopted a similar distribution plan for Investor Class. For the period November 1, 2020, to April 30, 2021, THB US Small Opportunities Fund Class A had incurred and paid approximately $2 thousand to third-party service providers and are included in the 12b-1 fees reflected on the Statements of Operations.

Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

In addition, the Distributor is entitled to receive commissions on sale of Class A. For the year ended October 31, 2021, the Distributor received approximately $22 thousand from commissions earned on the sale of Class A.

Prior to the Reorganization, the Predecessor Fund had entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provided certain shareholder services to Predecessor Fund shareholders (the "Service Plan"). Under the Service Plan, the Fund may have paid service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to the former Investor Class (currently Class A), subject to the arrangement for provision of shareholder and administrative services. The Predecessor Fund's former Investor Class (currently Class A) incurred approximately $2 thousand of shareholder servicing fees, an effective rate of 0.20%. These fees are disclosed as Shareholder servicing fees on the Statements of Operations.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Effective with the Reorganization, Citibank acts as custodian for the Acquiring Fund. Prior to the close of the Reorganization, MUFG Union Bank, N.A. served as custodian for the Predecessor Fund. For the period November 1, 2020, to April 30, 2021, the Predecessor Fund incurred and paid approximately $3 thousand to MUFG Union Bank, N.A. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of October 31, 2021, the expense limits (excluding voluntary waivers) are as follows:

	In effect until February 28, 2022
	Class A		Class C	Class I		Class R	Class R6	Class Y	Member Class
Diversified Stock Fund	N/A		2.02%	0.83%		N/A	0.78%	0.86%	N/A
NewBridge Large Cap Growth Fund	1.36%		2.10%	0.95%		N/A	N/A	1.02%	N/A
Special Value Fund	N/A		2.20%	1.15%		N/A	N/A	1.10%	N/A
THB US Small Opportunities Fund	1.70	%(a)	N/A	1.25	%(a)	N/A	N/A	N/A	N/A
Strategic Allocation Fund	0.40%		1.15%	0.15%		0.65%	N/A	N/A	N/A
INCORE Fund for Income	0.91%		1.71%	0.64%		0.91%	0.63%	0.71%	0.75%
INCORE Investment Grade Convertible Fund	1.39%		N/A	N/A		N/A	N/A	N/A	1.10%

(a) In effect May 1, 2021, until May 3, 2023.

Under the terms of the expense limitation agreements, as amended May 1, 2021, the Funds (except Strategic Allocation Fund) have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

As of October 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at October 31, 2021.

	Expires 10/31/22	Expires 10/31/23	Expires 10/31/24	Total
Diversified Stock Fund	$30	$36	$28	$94
NewBridge Large Cap Growth Fund	72	58	63	193
Special Value Fund	33	28	23	84
THB US Small Opportunities Fund	—	—	13	13
INCORE Fund for Income	78	105	197	380
INCORE Investment Grade Convertible Fund	—	—	28	28

Effective with the Reorganization, the amounts that were previously waived and/or reimbursed by THB for the Predecessor Fund are no longer eligible for recoupment by the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. For the year ended October 31, 2021, the Adviser voluntarily waived the following (amount in thousands):

Special Value Fund	$49

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Convertible Securities Risk — Convertible securities rank senior to the issuer's common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

Equity Risk — The value of the equity securities in which a Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Micro-Capitalization Stock Risk — Micro-capitalization companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-capitalization company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Debt Securities and Interest Rate Risk — The INCORE Fund for Income and the INCORE Investment Grade Convertible Bond Fund are subject to debt securities and interest rate risk. The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer's credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

LIBOR Discontinuation Risk — Many debt securities, derivatives, and other financial instruments, including some of the Funds' investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. LIBOR is being discontinued as a floating rate benchmark. The Secured Overnight Financing Rate ("SOFR") is expected to replace U.S. dollar LIBOR as the principal floating rate benchmark. The LIBOR discontinuation has affected, and will continue to affect, financial markets generally. The date of the LIBOR discontinuation will vary depending on the LIBOR currency and tenor. The UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, has announced that, after specified dates, LIBOR settings will cease to be provided by any administrator or will no longer be representative. Those dates are: (i) June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one-, three-, six- and 12-month; and (ii) December 31, 2021, in all other cases (i.e., one-week and two-month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Accordingly, many existing LIBOR obligations will transition to another benchmark after June 30, 2023, or, in some cases, after December 31, 2021. The FCA and certain U.S. regulators have stated that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Although the foregoing reflects the likely timing of the LIBOR discontinuation and certain consequences, there is no assurance that LIBOR, of any particular currency or tenor, will continue to be published until any particular date or in any particular form, and there is no assurance regarding the consequences of the LIBOR discontinuation. In the United States, there have been efforts to identify alternative reference interest rates for U.S. dollar LIBOR. The cash markets have generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC"), which was convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on SOFR plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. For purposes of the following discussion, the term "LIBOR" refers solely to U.S. dollar LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. SOFR has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. Future levels of SOFR may bear little or no relation to historical levels of SOFR, LIBOR or other rates. SOFR-based rates will differ from LIBOR, and the differences may be material. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. In contrast, LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term tenors. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or a similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. Non-LIBOR floating rate obligations, including SOFR-based obligations, may have returns and values that fluctuate more than those of floating rate obligations that are based on LIBOR or other rates. Resulting changes in the financial markets may adversely affect financial markets generally and

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

may also adversely affect our operations specifically, particularly as financial markets transition away from LIBOR.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended October 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended October 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is presented on the Statements of Operations under Interfund lending fees.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended October 31, 2021, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
INCORE Fund for Income	Borrower	$—	$825	3	0.57%	$825
INCORE Investment Grade Convertible Fund	Borrower	—	946	1	0.61%	946

*  For the year ended October 31, 2021, based on the number of days borrowings were outstanding.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

7. Federal Income Tax Information:

Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. Dividends from net investment income, if any, are declared and paid as noted in the table below.

	Declared	Paid
Diversified Stock Fund	Quarterly	Quarterly
NewBridge Large Cap Growth Fund	Annually	Annually
Special Value Fund	Annually	Annually
THB US Small Opportunities Fund	Quarterly	Quarterly
Strategic Allocation Fund	Quarterly	Quarterly
INCORE Fund for Income	Monthly	Monthly
INCORE Investment Grade Convertible Fund	Quarterly	Quarterly

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of October 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Diversified Stock Fund	$(2,305)	$2,305
NewBridge Large Cap Growth Fund	(562)	562
Special Value Fund	(902)	902
THB US Small Opportunities Fund	(636)	636
INCORE Fund for Income	2	(2)
INCORE Investment Grade Convertible Fund	(445)	445

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

	Year Ended October 31, 2021			Year Ended October 31, 2020
	Distributions Paid From			Distributions Paid From
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$121	$6,599	$6,720	$665	$18,725	$19,390
NewBridge Large Cap Growth Fund	—	2,142	2,142	—	3,123	3,123
Special Value Fund	8	1,628	1,636	134	1,611	1,745
THB US Small Opportunities Fund	—	—	—	—	421	421
Strategic Allocation Fund	816	—	816	462	503	965
INCORE Fund for Income	41,213	—	41,213	41,156	—	41,156
INCORE Investment Grade Convertible Fund	15,644	—	15,644	9,063	7,674	16,737

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
Diversified Stock Fund	$12,565	$32,506	$(60)	$45,011	$—	$—	$122,574	$167,585
NewBridge Large Cap Growth Fund	—	3,855	(1)	3,854	—	(158)	9,702	13,398
Special Value Fund	2,136	5,833	(15)	7,954	—	—	18,298	26,252
THB US Small Opportunities Fund	3,026	5,061	—	8,087	—	—	26,089	34,176
Strategic Allocation Fund	8	—	(1)	7	(122)	—	6,105	5,990
INCORE Fund for Income	1,649	—	(10)	1,639	(351,533)	—	(22,240)	(372,134)
INCORE Investment Grade Convertible Fund	28,857	5,772	(1)	34,628	—	—	41,866	76,494

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

At October 31, 2021, the Funds had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

	Short Term Amount	Long Term Amount	Total
Strategic Allocation Fund	$—	$(122)	$(122)
INCORE Fund for Income	(127,550)	(223,983)	(351,533)

During the tax year ended October 31, 2021, the following Fund utilized capital loss carryforwards (amount in thousands):

Amount
THB US Small Opportunities Fund	$2,988
INCORE Investment Grade Convertible Fund	1,509

As of October 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Stock Fund	$206,502	$125,380	$(2,806)	$122,574
NewBridge Large Cap Growth Fund	7,987	9,837	(135)	9,702

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021
	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Special Value Fund	$32,354	$18,757	$(459)	$18,298
THB US Small Opportunities Fund	63,110	27,519	(1,430)	26,089
Strategic Allocation Fund	23,252	6,470	(365)	6,105
INCORE Fund for Income	722,794	6,887	(29,127)	(22,240)
INCORE Investment Grade Convertible Fund	453,447	48,626	(6,760)	41,866

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Funds do not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended October 31, 2021, were as follows (amounts in thousands):

	Fair Value 10/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2021	Dividend Income
Strategic Allocation Fund
Victory INCORE Total Return Bond Fund Class R6	$3,081	$147	$—	$—	$—	$(27)	$3,201	$77
Victory Integrity Discovery Fund Class Y	820	—	(248)	10	—	596	1,178	—
Victory Market Neutral Income Fund Class I	5,412	384	—	—	101	(135)	5,661	212
Victory RS Global Fund Class Y	7,049	64	(526)	136	3	2,474	9,197	61
Victory RS Partners Fund Class Y	830	14	(219)	68	14	437	1,130	—	*
Victory INCORE Investment Grade Convertible Fund	—	1,838	—	—	—	11	1,849	13
Victory Sophus Emerging Markets Fund Class R6	—	2,990	—	—	—	(220)	2,770	—	*
Victory Sophus Emerging Markets Small Cap Fund Class Y	1,916	682	(2,579)	(682)	170	663	—	513
Victory Trivalent Emerging Markets Small-Cap Fund Class Y	1,987	19	(2,454)	281	—	167	—	19

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021
	Fair Value 10/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2021	Dividend Income
Victory Trivalent International Small-Cap Fund Class I	$1,710	$8	$(78)	$25	$—	$535	$2,200	$8
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	1,629	43	—	—	—	499	2,171	33
	$24,434	$6,189	$(6,104)	$(162)	$288	$5,000	$29,357	$936

*  Rounds to less than $1 thousand

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2021, the shareholders listed below held more than 5% of the shares outstanding of a Fund.

Fund	Shareholder	Percent
THB US Small Opportunities Fund	Charles Schwab & Co., Inc.	81.2%
THB US Small Opportunities Fund	Albury's Own Pty Ltd.	6.0%
THB US Small Opportunities Fund	DF Global Pty Ltd.	5.2%

10. Subsequent Events:

Effective December 3, 2021, the Victory Newbridge Large Cap Growth Fund underwent a 1-for-5 reverse stock split of the issued and outstanding Class C shares of the Fund. The reverse stock split was not a taxable event, nor did it have an impact on the Fund's holdings or performance. No changes are contemplated at this time for the other share classes offered by the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Portfolios comprising the funds listed below (the "Funds") as of October 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Victory Diversified Stock Fund, Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Strategic Allocation Fund, Victory INCORE Fund for Income, and Victory INCORE Investment Grade Convertible Fund

	For the year ended October 31, 2021	For the two years ended October 31, 2021 and 2020	For the three years ended October 31, 2021, 2020 and 2019
Victory THB US Small Opportunities Fund	For the year ended October 31, 2021

The Funds' financial highlights for the years ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial highlights for all Funds other than Victory THB US Small Opportunities Fund.

The Victory THB US Small Opportunities Fund's financial statements and financial highlights for the years ended October 31, 2020 and prior, were audited by other auditors whose report dated December 29, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 23, 2021

Victory Portfolios	Supplemental Information October 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Actual Ending Account Value 10/31/21	Hypothetical Ending Account Value 10/31/21	Actual Expenses Paid During Period 5/1/21- 10/31/21*	Hypothetical Expenses Paid During Period 5/1/21- 10/31/21*	Annualized Expense Ratio During Period 5/1/21- 10/31/21
Diversified Stock Fund
Class A	$1,000.00	$1,120.60	$1,019.81	$5.72	$5.45	1.07%
Class C	1,000.00	1,114.90	1,015.02	10.77	10.26	2.02%
Class I	1,000.00	1,121.70	1,021.02	4.44	4.23	0.83%
Class R	1,000.00	1,119.00	1,018.40	7.21	6.87	1.35%
Class R6	1,000.00	1,122.50	1,021.27	4.17	3.97	0.78%
Class Y	1,000.00	1,121.50	1,020.87	4.60	4.38	0.86%

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

	Beginning Account Value 5/1/21	Actual Ending Account Value 10/31/21	Hypothetical Ending Account Value 10/31/21	Actual Expenses Paid During Period 5/1/21- 10/31/21*	Hypothetical Expenses Paid During Period 5/1/21- 10/31/21*	Annualized Expense Ratio During Period 5/1/21- 10/31/21
Newbridge Large Cap Growth Fund
Class A	$1,000.00	$1,116.00	$1,018.35	$7.25	$6.92	1.36%
Class C	1,000.00	1,111.80	1,014.62	11.18	10.66	2.10%
Class I	1,000.00	1,118.30	1,020.42	5.07	4.84	0.95%
Class Y	1,000.00	1,119.10	1,020.06	5.45	5.19	1.02%
Special Value Fund
Class A	$1,000.00	$1,119.10	$1,019.00	$6.57	$6.26	1.23%
Class C	1,000.00	1,114.60	1,014.62	11.19	10.66	2.10%
Class I	1,000.00	1,120.20	1,019.91	5.61	5.35	1.05%
Class R	1,000.00	1,117.50	1,017.49	8.17	7.78	1.53%
Class Y	1,000.00	1,120.70	1,020.16	5.35	5.09	1.00%
THB US Small Opportunities Fund
Class A	$1,000.00	$948.10	$1,016.64	$8.35	$8.64	1.70%
Class I	1,000.00	950.70	1,018.90	6.15	6.36	1.25%
Strategic Allocation Fund
Class A	$1,000.00	$1,033.30	$1,023.19	$2.05	$2.04	0.40%
Class C	1,000.00	1,029.20	1,019.41	5.88	5.85	1.15%
Class I	1,000.00	1,034.40	1,024.45	0.77	0.77	0.15%
Class R	1,000.00	1,032.00	1,021.93	3.33	3.31	0.65%
INCORE Fund for Income
Class A	$1,000.00	$992.50	$1,020.62	$4.57	$4.63	0.91%
Class C	1,000.00	988.40	1,016.59	8.57	8.69	1.71%
Class I	1,000.00	993.90	1,021.98	3.22	3.26	0.64%
Class R	1,000.00	992.50	1,020.62	4.57	4.63	0.91%
Class R6	1,000.00	993.70	1,021.83	3.37	3.41	0.67%
Class Y	1,000.00	993.50	1,021.42	3.77	3.82	0.75%
Member Class	1,000.00	993.40	1,021.42	3.77	3.82	0.75%
INCORE Investment Grade Convertible Fund
Class A	$1,000.00	$1,012.40	$1,018.20	$7.05	$7.07	1.39%
Class I	1,000.00	1,014.80	1,020.57	4.67	4.69	0.92%
Member Class	1,000.00	1,014.00	1,019.66	5.58	5.60	1.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Considerations of the Board in Approving the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Victory THB US Small Opportunities Fund (the "Fund") at a meeting, which was called for that purpose, on February 2, 2021. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated the information provided and its extensive experience with the Adviser and was advised by legal counsel to the Fund, which also serves as independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board recognized that management was proposing to add the Fund as an investment portfolio of the Trust and that the Fund had not yet commenced operations and thus had no performance record or historical expenses, but would assume the performance of the THB Asset Management Microcap Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund, and managed by Thomson Hortsmann & Bryant, Inc., the Predecessor Fund's adviser. In considering whether the compensation to be paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services to be provided by the Adviser;

•  The nature, quality and extent of the services expected to be provided;

•  The performance of the Predecessor Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Trust and the Adviser.

The Board reviewed the Fund's proposed gross management fee both in the context of the Adviser's expected profitability from the Fund and the historical costs associated with operating similar funds. The Board acknowledged that the Fund's profitability is inherently difficult to estimate in a startup phase. In addition, the Board compared the Fund's expected operating expense ratio and management fee with comparable funds in a peer group of funds with similar investment strategies. The Board considered the Adviser's commitment to competitive total operating expense ratios through its contractual agreement to waive its fees and reimburse expenses for a specified period of time, noting that this could result in substantial initial subsidies by the Adviser. The Trustees noted that no breakpoints in the advisory fee schedule for the Fund were being proposed at this time.

The Board reviewed various other factors with respect to the Fund. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

Approval of the Agreement on Behalf of the Fund

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its future shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an initial two-year period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee to be paid to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services, the expected profitability of the Adviser's relationship with the Fund and the comparability of the fee to be paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services to be provided by Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and its inclusion in a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Diversified Stock Fund	35%
Special Value Fund	70%
Strategic Allocation Fund	96%
INCORE Investment Grade Convertible Fund	2%

Dividends qualified for corporate dividends received deductions of:

Percent
Diversified Stock Fund	35%
Special Value Fund	70%
Strategic Allocation Fund	18%
INCORE Investment Grade Convertible Fund	2%

For the year ended October 31, 2021, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$748
Special Value Fund	245
THB US Small Opportunities Fund	238
INCORE Investment Grade Convertible Fund	67

For the year ended October 31, 2021, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Diversified Stock Fund	$8,258
NewBridge Large Cap Growth Fund	2,706
Special Value Fund	2,288
THB US Small Opportunities Fund	398
INCORE Investment Grade Convertible Fund	378

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VP-AR (10/21)

October 31, 2021

Annual Report

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

TABLE OF CONTENTS

Shareholder Letter (Unaudited)	3
Managers' Commentary / Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	11
Schedules of Portfolio Investments
Victory Sycamore Established Value Fund	13
Victory Sycamore Small Company Opportunity Fund	16
Financial Statements
Statements of Assets and Liabilities	20
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	39
Supplemental Information (Unaudited)	40
Trustee and Officer Information	40
Proxy Voting and Portfolio Holdings Information	43
Expense Examples	43
Additional Federal Income Tax Information	45
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

There's no denying the enormous toll that COVID-19 has had on so many of us, both personally and professionally. But if our recent experience with this pandemic has taught us anything, it's that we — as a nation — are resilient. Through it all, our economy and the financial markets have endured and performed admirably.

Consider that just one year ago we were still anxiously awaiting the development and approval of an effective vaccine, while wondering if the initial sharp rebound in financial assets would hold. As it turns out, a vaccine was rolled out (domestically) faster than expectations, and a recovery that began during the second quarter of 2020 continued through most of the annual reporting period that ended October 31, 2021.

By all accounts, the economy, and life in general, continues trending toward a new normal. But it's always healthy to reflect on the events that transpired over the past year.

It may seem like an eternity ago, but in late 2020 financial markets were being alternately fueled and roiled by a variety of factors, including: the ebb and flow of COVID-19 cases; a contentious U.S. presidential election season; growing optimism for an effective vaccine; and a fluid debate regarding the need for more stimulus. Ultimately, stocks were propelled higher in late 2020, and the upward trajectory continued, more or less, for the first two quarters of 2021. Of course, nothing moves in a straight line, and heightened volatility re-emerged in September and October as our annual reporting period drew to a close.

More recently, investors have been pondering a new set of worries — some of them directly related to the U.S. Federal Reserve's (the "Fed") accommodative monetary policies and the various forms of fiscal stimuli that helped revive the economy from the depths of the crisis. Already, the Fed has definitively laid out a plan to begin tapering its aggressive bond buying program, and now we're all wondering how much higher interest rates will ultimately rise. Many CEOs are also expressing concerns about labor shortages, disrupted supply chains, rising commodity prices, and the potential for lasting inflation.

So how did markets actually fare during the most recent annual reporting period? Through all the volatility and surprises, the S&P 500® Index registered an impressive annual return of nearly 43% for the 12-month period ended October 31, 2021. Not coincidentally, this broad market index has been bounding around near its all-time high. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 67 basis points (a basis point is 1/100th of a percentage point), reflecting a very low starting rate, substantial fiscal stimulus, and the Fed's accommodative monetary policy. As the end of the reporting period approached, the yield on the 10-Year U.S. Treasury was hovering just below its high for the year, finishing at 1.55%, as of the end of October 2021.

All this merely exemplifies just how dynamic and resilient markets have been. Of course, there are myriad challenges ahead (some yet to be identified), and we should

3

not expect such robust equity returns each and every year. Although no one knows what the future holds, we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets throw at us.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Equity Funds

Victory Sycamore Established Value Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fiscal year ended October 31, 2021, was marked by solid equity market performance across all major U.S. indices. The potential for a COVID-19 vaccine (or vaccines) to become widely available in early 2021, fading U.S. presidential election uncertainty, and the accumulation of massive stimulus conspired to fuel investor optimism early in the period. Market participants shifted their focus to the reopening of the economy, which buoyed cyclical-leaning pockets of the market. Additionally, the abundance of liquidity in the economy and the increase in retail investor participation in the market led to excessive risk-taking. That helped fuel the "meme" stock craze early in 2021.

The overconfidence in the cyclical positioning from earlier in the year began to abate during the summer, as lingering risks began to emerge. Given the persistent investor worries about a possible correction spurred by tapering, rising rates, spread of the COVID-19 Delta variant, "sticky" inflation, peak corporate growth, slowing growth in China and a stalemate in Washington, D.C. (to name a few), it was not entirely surprising that the market took a breather during the third quarter of 2021.

Investors have enjoyed a strong rebound from the pandemic low that has been largely uninterrupted. Moving forward, market participants will have to contend with policy shifts that may inject an element of uncertainty into the market. However, that is not necessarily a bad thing for equities. Investors should not expect the level of returns we've seen over the past several quarters to continue indefinitely. The pause during the third quarter may offer the market an opportunity to hit the "reset" button and gravitate toward a more normalized return environment for equities.

How did Victory Sycamore Established Value Fund (the "Fund") perform during the reporting period?

The Fund returned 52.05% (Class A at net asset value) for the fiscal year ended October 31, 2021, outperforming the Russell Midcap® Value Index (the "Index"), which returned 48.60% for the period.

What strategies did you employ during the reporting period?

The investment team employs a bottom-up, fundamental stock selection process to invest in better businesses that trade at a discount to the team's estimate of intrinsic value and possess fundamental drivers that will narrow the valuation gap. By investing in businesses that exhibit these attributes, we seek to minimize downside risk without sacrificing the upside potential.

During the 12-month period, both stock selection and sector allocation were favorable, with stock selection having a larger impact on relative performance. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were positive across each of the 11 major economic sectors and varied widely, with five sectors outpacing the Index. Energy was the top-performing sector, posting a return of 128.8%. By contrast, Utilities was the worst-performing sector for the period and significantly lagged the Index, returning 10.4%.

5

Victory Equity Funds

Victory Sycamore Established Value Fund (continued)

Managers' Commentary (continued)

Specifically, for the Fund, stock selection in Industrials, Energy, Consumer Staples, Communication Services and Health Care sectors contributed to overall relative return. However, an overweight in Consumer Staples partially offset the favorable impact of selection in the sector. An underweight in Utilities (the worst-performing sector), Health Care, Communication Services and Information Technology also contributed to relative performance for the period. Conversely, stock selection in the Financials, Consumer Discretionary, Real Estate and Materials sectors had an unfavorable impact on relative performance for the period. The Fund's cash position was also a drag on performance.

6

Victory Equity Funds

Victory Sycamore Established Value Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	52.05%	43.31%	50.91%	49.91%	52.54%	51.74%	52.62%	52.49%	48.60%
Five Year	14.60%	13.26%	13.73%	13.73%	14.96%	14.37%	15.00%	14.94%	12.30%
Ten Year	14.23%	13.56%	N/A	N/A	14.62%	14.02%	N/A	N/A	13.18%
Since Inception	N/A	N/A	14.76%	14.76%	N/A	N/A	12.89%	14.15%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sycamore Established Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000® Index chosen for their value orientation. This Index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Equity Funds

Victory Sycamore Small Company Opportunity Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fiscal year ended October 31, 2021, was marked by solid equity market performance across all major U.S. indices. The potential for a COVID-19 vaccine (or vaccines) to become widely available in early 2021, fading U.S. presidential election uncertainty, and the accumulation of massive stimulus conspired to fuel investor optimism early in the period. Market participants shifted their focus to the reopening of the economy, which buoyed cyclical-leaning pockets of the market. Additionally, the abundance of liquidity in the economy and the increase in retail investor participation in the market led to excessive risk-taking. That helped fuel the "meme" stock craze early in 2021. Furthermore, the plethora of stimulus in the system helped stocks with lower-quality attributes outperform, which created a meaningful headwind for quality-oriented small cap value managers for the period.

The overconfidence in the cyclical positioning from earlier in the year began to abate during the summer, as lingering risks began to emerge. Given the persistent investor worries about a possible correction spurred by tapering, rising rates, spread of the COVID-19 Delta variant, "sticky" inflation, peak corporate growth, slowing growth in China and a stalemate in Washington, D.C. (to name a few), it was not entirely surprising that the market took a breather during the third quarter of 2021.

Investors have enjoyed a strong rebound from the pandemic low that has been largely uninterrupted. Moving forward, market participants will have to contend with policy shifts that may inject an element of uncertainty into the market. However, that is not necessarily a bad thing for equities. Investors should not expect the level of returns we've seen over the past several quarters to continue indefinitely. The pause during the third quarter may offer the market an opportunity to hit the "reset" button and gravitate toward a more normalized return environment for equities.

How did Victory Sycamore Small Company Opportunity Fund (the "Fund") perform during the reporting period?

The Fund returned 50.11% (Class A at net asset value), underperforming the Russell 2000® Value Index (the "Index"), which returned 64.30% for the period.

What strategies did you employ during the reporting period?

The investment team employs a bottom-up, fundamental stock selection process to invest in better businesses that trade at a discount to the team's estimate of intrinsic value and possess fundamental drivers that will narrow the valuation gap. By investing in businesses that exhibit these attributes, we seek to minimize downside risk without sacrificing the upside potential.

During the 12-month period, both stock selection and sector allocation were unfavorable, with stock selection having a larger negative impact on relative performance. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were positive across each of the 11 major economic sectors and varied widely, with five sectors outpacing the Index. Energy was the top-performing sector, posting a return of 179.1%. By contrast, Utilities was the worst-performing sector and significantly lagged the Index, returning 19.8%.

8

Victory Equity Funds

Victory Sycamore Small Company Opportunity Fund (continued)

Managers' Commentary (continued)

Specifically, stock selection in the Consumer Discretionary, Materials, Information Technology, Financials, Real Estate, Industrials and Consumer Staples sectors detracted from relative return for the period. An overweight in Information Technology and an underweight in Health Care partially offset the unfavorable impact from selection in those sectors. An underweight in Energy (the top-performing sector) also detracted from relative performance. Additionally, the Fund's cash position during the period was a drag on performance. Conversely, an underweight in Utilities (the worst-performing sector) and Health Care contributed to overall relative return.

9

Victory Equity Funds

Victory Sycamore Small Company Opportunity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended October 31, 2021

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	50.11%	41.49%	50.66%	49.85%	50.71%	50.55%	64.30%
Five Year	13.56%	12.22%	13.94%	13.34%	13.98%	13.76%	12.61%
Ten Year	12.97%	12.31%	13.36%	12.73%	N/A	N/A	12.12%
Since Inception	N/A	N/A	N/A	N/A	14.09%	12.56%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price ("MOP") figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sycamore Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

10

Victory Portfolios Victory Sycamore Established Value Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth by investing primarily in common stocks.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Textron, Inc.	2.2%
Archer-Daniels-Midland Co.	2.0%
BorgWarner, Inc.	2.0%
Alleghany Corp.	2.0%
Zions Bancorp NA	1.9%
American Financial Group, Inc.	1.8%
W.R. Berkley Corp.	1.8%
Tyson Foods, Inc.	1.8%
Westlake Chemical Corp.	1.8%
Valero Energy Corp.	1.8%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

11

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	October 31, 2021

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide capital appreciation.

Top 10 Holdings*:

October 31, 2021

(% of Net Assets)

Independent Bank Corp.	1.7%
UMB Financial Corp.	1.7%
Crane Co.	1.6%
Applied Industrial Technologies, Inc.	1.6%
PDC Energy, Inc.	1.6%
Performance Food Group Co.	1.5%
SouthState Corp.	1.5%
EMCOR Group, Inc.	1.5%
UFP Industries, Inc.	1.4%
Apple Hospitality REIT, Inc.	1.4%

Sector Allocation*:

October 31, 2021

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Communication Services (1.5%):
Live Nation Entertainment, Inc. (a)	810,000	$81,931
The Interpublic Group of Cos., Inc.	4,340,000	158,714
		240,645
Consumer Discretionary (8.8%):
Aptiv PLC (a)	1,290,000	223,028
BorgWarner, Inc.	7,175,000	323,377
Hilton Worldwide Holdings, Inc. (a)	760,000	109,402
Newell Brands, Inc.	5,850,000	133,907
Ross Stores, Inc.	1,635,700	185,161
VF Corp.	2,884,700	210,237
Yum! Brands, Inc.	2,185,000	272,994
		1,458,106
Consumer Staples (7.2%):
Archer-Daniels-Midland Co.	5,095,000	327,303
Sysco Corp.	3,675,000	282,607
The Hershey Co.	1,633,600	286,452
Tyson Foods, Inc., Class A	3,742,000	299,248
		1,195,610
Energy (4.7%):
Coterra Energy, Inc.	10,821,086	230,706
Devon Energy Corp.	6,541,400	262,179
Valero Energy Corp.	3,750,000	289,987
		782,872
Financials (13.9%):
Alleghany Corp. (a)	495,000	322,433
American Financial Group, Inc.	2,227,300	303,002
Everest Re Group Ltd.	960,000	251,040
Huntington Bancshares, Inc.	13,875,000	218,392
Old Republic International Corp.	3,465,200	89,506
Prosperity Bancshares, Inc.	2,725,000	205,220
The Bank of New York Mellon Corp.	4,730,000	280,016
W.R. Berkley Corp.	3,800,000	302,480
Zions Bancorp NA	5,100,000	321,249
		2,293,338
Health Care (5.0%):
Hill-Rom Holdings, Inc.	1,405,000	217,634
Molina Healthcare, Inc. (a)	400,000	118,288
Quest Diagnostics, Inc.	1,810,600	265,760
The Cooper Cos., Inc.	541,000	225,554
		827,236
Industrials (22.9%):
AGCO Corp.	1,850,000	226,089
Alaska Air Group, Inc. (a)	4,270,000	225,456
Hubbell, Inc.	1,325,000	264,165

See notes to financial statements.

13

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
J.B. Hunt Transport Services, Inc.	1,275,000	$251,417
Landstar System, Inc.	1,400,000	246,134
Leidos Holdings, Inc.	2,305,000	230,454
Lincoln Electric Holdings, Inc.	1,065,000	151,656
ManpowerGroup, Inc.	1,511,000	146,038
Oshkosh Corp.	1,525,000	163,175
Owens Corning, Inc.	1,890,000	176,545
Parker-Hannifin Corp.	835,000	247,653
Republic Services, Inc.	1,220,000	164,212
Textron, Inc.	4,950,000	365,558
The Middleby Corp. (a)	1,425,000	259,977
The Toro Co.	2,085,000	199,055
United Rentals, Inc. (a)	495,000	187,659
Vertiv Holdings Co.	7,232,700	185,736
Xylem, Inc.	677,000	88,409
		3,779,388
Information Technology (9.5%):
Amphenol Corp., Class A	2,410,000	185,016
DXC Technology Co. (a)	5,520,000	179,786
Flex Ltd. (a)	12,650,000	213,785
Genpact Ltd.	5,301,200	261,614
Global Payments, Inc.	1,075,000	153,714
Hewlett Packard Enterprise Co.	11,200,000	164,080
MAXIMUS, Inc.	2,969,900	251,165
Motorola Solutions, Inc.	680,000	169,041
		1,578,201
Materials (12.1%):
AptarGroup, Inc.	1,005,600	121,456
Avery Dennison Corp.	1,165,000	253,644
Corteva, Inc.	3,830,000	165,265
Eastman Chemical Co.	1,595,000	165,928
International Flavors & Fragrances, Inc.	1,433,000	211,296
Packaging Corp. of America	1,985,000	272,679
Reliance Steel & Aluminum Co.	1,500,000	219,240
RPM International, Inc.	975,000	85,020
Steel Dynamics, Inc.	3,200,000	211,456
Westlake Chemical Corp.	3,020,000	293,967
		1,999,951
Real Estate (9.4%):
Alexandria Real Estate Equities, Inc.	1,050,000	214,347
American Homes 4 Rent, Class A	4,850,000	196,910
Americold Realty Trust	3,792,400	111,762
Camden Property Trust	1,330,000	216,923
Equity LifeStyle Properties, Inc.	2,615,000	220,994
Highwoods Properties, Inc.	3,335,000	149,541
Lamar Advertising Co., Class A	1,910,000	216,212
National Retail Properties, Inc.	4,875,000	221,130
		1,547,819

See notes to financial statements.

14

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (2.3%):
Alliant Energy Corp.	3,650,000	$206,481
Xcel Energy, Inc.	2,685,000	173,424
		379,905
Total Common Stocks (Cost $11,845,503)		16,083,071
Exchange-Traded Funds (1.2%)
iShares Russell Mid-Cap Value ETF (b)	1,705,000	203,373
Total Exchange-Traded Funds (Cost $129,315)		203,373
Collateral for Securities Loaned^ (0.0%) (c)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (d)	446	—	(e)
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	14,041	14
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (d)	223	—	(e)
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (d)	1,777	2
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (d)	7,988	8
Total Collateral for Securities Loaned (Cost $24)		24
Total Investments (Cost $11,974,842) — 98.5%		16,286,468
Other assets in excess of liabilities — 1.5%		243,974
NET ASSETS — 100.00%		$16,530,442

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on October 31, 2021.

(e)  Rounds to less than $1 thousand.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

15

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Aerospace & Defense (0.8%):
Hexcel Corp. (a) (b)	950,000	$53,903
Air Freight & Logistics (1.5%):
Forward Air Corp.	510,000	51,286
Hub Group, Inc., Class A (a)	735,000	57,749
		109,035
Airlines (0.4%):
Frontier Group Holdings, Inc. (a) (b)	1,794,400	28,082
Building Products (1.9%):
Gibraltar Industries, Inc. (a)	570,000	37,141
UFP Industries, Inc.	1,196,500	97,910
		135,051
Commercial Services & Supplies (3.9%):
ABM Industries, Inc.	1,012,800	44,573
McGrath RentCorp	835,000	60,237
U.S. Ecology, Inc. (a)	763,400	24,574
UniFirst Corp.	420,000	83,143
Viad Corp. (a) (c)	1,384,182	61,416
		273,943
Communication Services (0.9%):
The E.W. Scripps Co., Class A	3,270,000	60,822
Construction & Engineering (3.2%):
Comfort Systems USA, Inc.	443,700	40,585
EMCOR Group, Inc.	865,000	105,089
MYR Group, Inc. (a)	300,900	30,737
Valmont Industries, Inc.	200,000	47,792
		224,203
Consumer Discretionary (10.5%):
Carter's, Inc.	694,000	68,373
Choice Hotels International, Inc. (b)	516,100	72,574
Citi Trends, Inc. (a) (c)	515,500	39,879
Columbia Sportswear Co.	655,000	68,015
Helen of Troy Ltd. (a) (b)	270,000	60,736
Hyatt Hotels Corp., Class A (a) (b)	955,100	81,375
LCI Industries	394,600	55,102
Mattel, Inc. (a)	3,568,900	77,838
Murphy USA, Inc.	317,200	51,688
Signet Jewelers Ltd. (b)	570,000	50,833
Sonic Automotive, Inc., Class A (b)	580,000	28,669
Visteon Corp. (a)	801,400	90,702
		745,784
Consumer Staples (4.9%):
Edgewell Personal Care Co.	1,165,000	40,763
Ingredion, Inc.	785,000	74,756

See notes to financial statements.

16

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lancaster Colony Corp. (b)	270,000	$45,900
Performance Food Group Co. (a)	2,403,123	108,693
Spectrum Brands Holdings, Inc.	484,500	45,422
The Hain Celestial Group, Inc. (a) (b)	697,300	31,288
		346,822
Electrical Equipment (0.6%):
Encore Wire Corp.	340,000	45,580
Energy (2.8%):
Delek U.S. Holdings, Inc.	2,922,100	56,835
Helix Energy Solutions Group, Inc. (a) (b) (c)	8,130,000	30,731
PDC Energy, Inc.	2,100,000	109,851
		197,417
Financials (18.3%):
AMERISAFE, Inc. (c)	1,015,000	60,179
Bank of Hawaii Corp.	1,141,200	96,432
Cohen & Steers, Inc.	497,900	47,246
Columbia Banking System, Inc.	1,228,900	41,942
Eagle Bancorp, Inc.	1,100,000	62,249
First American Financial Corp.	850,000	62,169
Independent Bank Corp. (b)	1,450,000	122,525
Kemper Corp.	1,001,100	63,550
Lakeland Financial Corp. (b)	972,100	69,865
Pinnacle Financial Partners, Inc.	735,000	70,979
RenaissanceRe Holdings Ltd.	424,300	60,166
Renasant Corp.	2,584,100	96,671
Ryan Specialty Group Holdings, Inc., Class A (a) (b)	1,070,200	40,443
Selective Insurance Group, Inc.	1,001,200	78,464
SouthState Corp.	1,380,000	107,764
Stewart Information Services Corp.	867,400	61,733
UMB Financial Corp.	1,194,600	118,050
Wintrust Financial Corp.	364,500	32,258
		1,292,685
Health Care (3.3%):
AngioDynamics, Inc. (a)	1,621,600	46,378
Apria, Inc. (a)	1,122,500	42,015
Hanger, Inc. (a) (c)	2,575,000	48,101
ICU Medical, Inc. (a)	110,000	25,754
Natus Medical, Inc. (a)	1,687,200	42,265
Patterson Cos., Inc. (b)	958,900	29,975
		234,488
Industrial Conglomerates (0.9%):
Carlisle Cos., Inc.	275,000	61,303
Information Technology (8.7%):
ADTRAN, Inc.	1,300,000	24,024
Advanced Energy Industries, Inc. (b)	543,800	49,932
Avnet, Inc.	1,970,000	75,077
Belden, Inc.	760,000	45,759

See notes to financial statements.

17

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cognyte Software Ltd. (a)	1,980,000	$39,422
Cohu, Inc. (a)	343,000	10,990
Fabrinet (a)	624,600	59,961
Littelfuse, Inc.	130,100	38,321
MAXIMUS, Inc.	268,000	22,665
NETGEAR, Inc. (a) (c)	1,975,000	56,939
Plexus Corp. (a)	638,000	55,710
ScanSource, Inc. (a) (c)	1,600,000	57,248
Verint Systems, Inc. (a)	1,650,000	76,890
		612,938
Machinery (10.4%):
Alamo Group, Inc.	463,000	70,006
Altra Industrial Motion Corp.	1,475,000	76,921
Astec Industries, Inc. (c)	1,200,000	64,056
Columbus McKinnon Corp. (b)	965,000	45,616
Crane Co.	1,115,000	115,157
Hillenbrand, Inc.	1,920,000	87,283
Kennametal, Inc.	1,950,000	77,512
Mueller Industries, Inc.	1,370,000	72,117
The Manitowoc Co., Inc. (a) (b)	1,125,000	24,109
TriMas Corp. (a)	1,820,000	60,697
Watts Water Technologies, Inc., Class A	225,400	42,830
		736,304
Materials (7.3%):
Avient Corp.	1,430,000	77,048
Cabot Corp.	1,685,000	89,895
Kaiser Aluminum Corp.	640,000	62,170
Minerals Technologies, Inc.	985,000	69,876
Silgan Holdings, Inc.	2,280,000	91,656
Sonoco Products Co.	1,380,000	79,971
Worthington Industries, Inc.	860,000	46,715
		517,331
Professional Services (2.8%):
ICF International, Inc.	770,000	77,377
Korn Ferry	925,000	71,419
ManTech International Corp., Class A	575,000	49,577
		198,373
Real Estate (7.6%):
Apple Hospitality REIT, Inc.	6,180,000	97,088
Colliers International Group, Inc.	345,000	50,153
Corporate Office Properties Trust	3,200,000	86,784
Cushman & Wakefield PLC (a)	2,806,000	51,602
First Industrial Realty Trust, Inc.	1,355,000	78,902
Four Corners Property Trust, Inc.	1,794,400	52,038
Rayonier, Inc.	2,350,000	87,725
Sunstone Hotel Investors, Inc. (a)	2,950,400	36,408
		540,700
See notes to financial statements.

18

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Road & Rail (2.0%):
Marten Transport Ltd. (c)	4,170,000	$69,347
Werner Enterprises, Inc. (b)	1,520,000	68,887
		138,234
Trading Companies & Distributors (2.2%):
Applied Industrial Technologies, Inc.	1,135,000	110,640
Core & Main, Inc., Class A (a)	1,728,600	47,294
		157,934
Utilities (2.4%):
ALLETE, Inc.	760,200	46,783
MGE Energy, Inc.	480,000	36,427
NorthWestern Corp.	795,700	45,243
ONE Gas, Inc.	659,800	44,405
		172,858
Total Common Stocks (Cost $5,309,114)		6,883,790
Exchange-Traded Funds (1.1%)
iShares Russell 2000 Value ETF (b)	450,000	74,871
Total Exchange-Traded Funds (Cost $51,468)		74,871
Collateral for Securities Loaned^ (1.4%)
BlackRock Liquidity Funds TempFund, Institutional Shares, 0.04% (d)	1,845,053	1,845
Fidelity Investments Money Market Government Portfolio, Institutional Shares, 0.01% (d)	58,026,173	58,026
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Shares, 0.02% (d)	920,773	921
JPMorgan Prime Money Market Fund, Capital Shares, 0.07% (d)	7,341,956	7,342
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Shares, 0.06% (d)	33,010,866	33,011
Total Collateral for Securities Loaned (Cost $101,145)		101,145
Total Investments (Cost $5,461,727) — 99.8%		7,059,806
Other assets in excess of liabilities — 0.2%		13,643
NET ASSETS — 100.00%		$7,073,449

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security (See Note 8).

(d)  Rate disclosed is the daily yield on October 31, 2021.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

19

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
Assets:
Affiliated investments, at value (Cost $— and $481,056)	$—		$487,896
Unaffiliated investments, at value (Cost $11,974,842 and $4,980,671)	16,286,468	(a)	6,571,910	(b)
Cash	250,564		121,320
Receivables:
Interest and dividends	6,513		1,778
Capital shares issued	18,128		5,515
Investments sold	13,873		19,943
Prepaid expenses	115		88
Total Assets	16,575,661		7,208,450
Liabilities:
Payables:
Collateral received on loaned securities	24		101,145
Investments purchased	24,324		21,990
Capital shares redeemed	11,811		6,138
Accrued expenses and other payables:
Investment advisory fees	6,277		4,506
Administration fees	843		365
Custodian fees	114		49
Transfer agent fees	917		433
Compliance fees	9		4
Trustees' fees	21		10
12b-1 fees	434		103
Other accrued expenses	445		258
Total Liabilities	45,219		135,001
Net Assets:
Capital	11,130,689		4,680,461
Total accumulated earnings/(loss)	5,399,753		2,392,988
Net Assets	$16,530,442		$7,073,449
Net Assets
Class A	$1,788,115		$424,496
Class C	67,718		—
Class I	5,315,482		3,840,013
Class R	936,593		256,938
Class R6	7,548,781		2,518,726
Class Y	873,753		33,276
Total	$16,530,442		$7,073,449
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A	34,640		7,511
Class C	1,347		—
Class I	102,885		67,008
Class R	18,432		4,906
Class R6	146,048		44,015
Class Y	16,915		585
Total	320,267		124,025

(continues on next page)

See notes to financial statements.

20

Victory Portfolios	Statements of Assets and Liabilities October 31, 2021

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Net asset value, offering (except Class A) and redemption price per share: (c)
Class A	$51.62	$56.52
Class C	50.28	—
Class I	51.66	57.31
Class R	50.81	52.37
Class R6	51.69	57.22
Class Y	51.66	56.88
Maximum Sales Charge — Class A	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$54.77	$59.97

(a)  Includes $24 of securities on loan.

(b)  Includes $99,461 of securities on loan.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2021

(Amounts in Thousands)

	Victory Sycamore Established Value Fund	Victory Sycamore Small Company Opportunity Fund
Investment Income:
Dividends from unaffiliated investments	$323,284	$77,696
Dividends from affiliated investments	—	8,599
Interest from unaffiliated investments	89	31
Interfund lending	21	—
Securities lending (net of fees)	629	55
Total Income	324,023	86,381
Expenses:
Investment advisory fees	65,951	50,300
Administration fees	8,152	3,715
Sub-Administration fees	17	17
12b-1 fees — Class A	4,347	1,057
12b-1 fees — Class C	671	—
12b-1 fees — Class R	4,338	1,274
Custodian fees	615	282
Transfer agent fees — Class A	2,029	657
Transfer agent fees — Class C	72	—
Transfer agent fees — Class I	2,542	1,970
Transfer agent fees — Class R	719	199
Transfer agent fees — Class R6	253	39
Transfer agent fees — Class Y	628	31
Trustees' fees	903	413
Compliance fees	106	49
Legal and audit fees	519	240
State registration and filing fees	299	150
Other expenses	1,165	708
Total Expenses	93,326	61,101
Net Investment Income (Loss)	230,697	25,280
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities	1,200,711	861,108
Net realized gains (losses) from affiliated investment securities	—	4,984
Net realized gains (losses) from in-kind redemptions	—	25,718
Net change in unrealized appreciation/depreciation on unaffiliated investment securities	4,048,780	1,441,199
Net change in unrealized appreciation/depreciation on affiliated investment securities	—	60,210
Net realized/unrealized gains (losses) on investments	5,249,491	2,393,219
Change in net assets resulting from operations	$5,480,188	$2,418,499

See notes to financial statements.

22

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$230,697	$168,869	$25,280	$35,573
Net realized gains (losses) from investments	1,200,711	591,933	891,810	31,757
Net change in unrealized appreciation/ depreciation on investments	4,048,780	(1,316,124)	1,501,409	(680,021)
Change in net assets resulting from operations	5,480,188	(555,322)	2,418,499	(612,691)
Distributions to Shareholders:
Class A	(82,155)	(103,792)	(2,698)	(22,491)
Class C	(2,825)	(4,182)	—	—
Class I	(215,656)	(218,171)	(30,516)	(243,950)
Class R	(38,781)	(46,556)	(1,442)	(14,387)
Class R6	(304,092)	(308,392)	(20,349)	(15,900)
Class Y	(38,108)	(42,591)	(228)	(1,835)
Change in net assets resulting from distributions to shareholders	(681,617)	(723,684)	(55,233)	(298,563)
Change in net assets resulting from capital transactions	1,258,292	124,104	(135,276)	133,993
Change in net assets	6,056,863	(1,154,902)	2,227,990	(777,261)
Net Assets:
Beginning of period	10,473,579	11,628,481	4,845,459	5,622,720
End of period	$16,530,442	$10,473,579	$7,073,449	$4,845,459

(continues on next page)

See notes to financial statements.

23

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Capital Transactions:
Class A
Proceeds from shares issued	$316,369	$323,380	$91,245	$93,340
Distributions reinvested	69,394	87,261	2,255	18,989
Cost of shares redeemed	(578,155)	(638,669)	(161,535)	(155,298)
Total Class A	$(192,392)	$(228,028)	$(68,035)	$(42,969)
Class C
Proceeds from shares issued	$1,691	$1,281	$—	$—
Distributions reinvested	2,735	3,900	—	—
Cost of shares redeemed	(14,289)	(20,288)	—	—
Total Class C	$(9,863)	$(15,107)	$—	$—
Class I
Proceeds from shares issued	$1,448,698	$1,126,708	$753,269	$1,115,785
Distributions reinvested	184,882	186,353	28,267	227,267
Cost of shares redeemed	(1,151,120)	(1,094,095)	(917,576)	(2,509,736)
Total Class I	$482,460	$218,966	$(136,040)	$(1,166,684)
Class R
Proceeds from shares issued	$184,333	$102,944	$45,316	$43,209
Distributions reinvested	38,246	45,322	1,426	13,958
Cost of shares redeemed	(206,480)	(246,422)	(83,973)	(89,785)
Total Class R	$16,099	$(98,156)	$(37,231)	$(32,618)
Class R6
Proceeds from shares issued	$2,058,418	$1,467,343	$696,838	$1,529,209
Distributions reinvested	298,880	301,095	19,320	15,321
Cost of shares redeemed	(1,400,472)	(1,544,569)	(617,635)	(158,934)
Total Class R6	$956,826	$223,869	$98,523	$1,385,596
Class Y
Proceeds from shares issued	$367,701	$286,306	$15,804	$10,492
Distributions reinvested	36,208	38,649	207	831
Cost of shares redeemed	(398,747)	(302,395)	(8,504)	(20,655)
Total Class Y	$5,162	$22,560	$7,507	$(9,332)
Change in net assets resulting from capital transactions	$1,258,292	$124,104	$(135,276)	$133,993

(continues on next page)

See notes to financial statements.

24

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Established Value Fund		Victory Sycamore Small Company Opportunity Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Share Transactions:
Class A
Issued	6,696	9,415	1,750	2,491
Reinvested	1,666	2,275	49	420
Redeemed	(12,340)	(18,025)	(3,154)	(4,039)
Total Class A	(3,978)	(6,335)	(1,355)	(1,128)
Class C
Issued	37	37	—	—
Reinvested	69	102	—	—
Redeemed	(315)	(602)	—	—
Total Class C	(209)	(463)	—	—
Class I
Issued	30,624	32,071	14,282	29,815
Reinvested	4,393	4,896	605	4,969
Redeemed	(24,567)	(31,823)	(17,329)	(65,620)
Total Class I	10,450	5,144	(2,442)	(30,836)
Class R
Issued	4,046	3,001	918	1,236
Reinvested	935	1,194	33	333
Redeemed	(4,524)	(7,057)	(1,751)	(2,499)
Total Class R	457	(2,862)	(800)	(930)
Class R6
Issued	43,452	42,781	12,955	40,067
Reinvested	7,091	7,945	414	335
Redeemed	(30,224)	(43,689)	(11,730)	(4,097)
Total Class R6	20,319	7,037	1,639	36,305
Class Y
Issued	7,724	8,117	320	256
Reinvested	861	1,018	4	18
Redeemed	(8,452)	(8,786)	(160)	(536)
Total Class Y	133	349	164	(262)
Change in Shares	27,172	2,870	(2,794)	3,149

See notes to financial statements.

25

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Established Value Fund
Class A
Year Ended October 31:
2021	$35.75	0.62	17.44	18.06	(0.52)	(1.67)
2020	$40.09	0.48	(2.44)	(1.96)	(0.48)	(1.90)
2019	$39.52	0.40	3.61	4.01	(0.39)	(3.05)
2018	$40.01	0.35	0.48	0.83	(0.33)	(0.99)
2017	$33.82	0.22	6.53	6.75	(0.21)	(0.35)
Class C
Year Ended October 31:
2021	$34.89	0.26	17.00	17.26	(0.20)	(1.67)
2020	$39.16	0.20	(2.35)	(2.15)	(0.22)	(1.90)
2019	$38.69	0.11	3.53	3.64	(0.12)	(3.05)
2018	$39.22	0.03	0.46	0.49	(0.03)	(0.99)
2017	$33.26	(0.09)	6.44	6.35	(0.04)	(0.35)
Class I
Year Ended October 31:
2021	$35.77	0.77	17.44	18.21	(0.65)	(1.67)
2020	$40.12	0.59	(2.45)	(1.86)	(0.59)	(1.90)
2019	$39.55	0.52	3.62	4.14	(0.52)	(3.05)
2018	$40.04	0.47	0.48	0.95	(0.45)	(0.99)
2017	$33.83	0.32	6.56	6.88	(0.32)	(0.35)
Class R
Year Ended October 31:
2021	$35.23	0.52	17.16	17.68	(0.43)	(1.67)
2020	$39.54	0.40	(2.40)	(2.00)	(0.41)	(1.90)
2019	$39.03	0.31	3.57	3.88	(0.32)	(3.05)
2018	$39.54	0.26	0.48	0.74	(0.26)	(0.99)
2017	$33.43	0.14	6.46	6.60	(0.14)	(0.35)
Class R6
Year Ended October 31:
2021	$35.78	0.80	17.45	18.25	(0.67)	(1.67)
2020	$40.13	0.60	(2.45)	(1.85)	(0.60)	(1.90)
2019	$39.55	0.52	3.63	4.15	(0.52)	(3.05)
2018	$40.05	0.49	0.48	0.97	(0.48)	(0.99)
2017	$33.85	0.35	6.54	6.89	(0.34)	(0.35)
Class Y
Year Ended October 31:
2021	$35.76	0.77	17.45	18.22	(0.65)	(1.67)
2020	$40.11	0.58	(2.45)	(1.87)	(0.58)	(1.90)
2019	$39.54	0.50	3.63	4.13	(0.51)	(3.05)
2018	$40.04	0.46	0.48	0.94	(0.45)	(0.99)
2017	$33.83	0.31	6.57	6.88	(0.32)	(0.35)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

26

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Sycamore Established Value Fund
Class A
Year Ended October 31:
2021	(2.19)	$51.62	52.05%	0.90%	1.32%	0.90%	$1,788,115	32%
2020	(2.38)	$35.75	(5.22)%	0.92%	1.34%	0.92%	$1,380,509	44%
2019	(3.44)	$40.09	11.96%	0.92%	1.06%	0.92%	$1,802,034	34%
2018	(1.32)	$39.52	2.01%	0.89%	0.85%	0.89%	$2,008,143	36%
2017	(0.56)	$40.01	20.12%	0.90%	0.58%	0.90%	$2,386,049	32%
Class C
Year Ended October 31:
2021	(1.87)	$50.28	50.91%	1.66%	0.56%	1.66%	$67,718	32%
2020	(2.12)	$34.89	(5.93)%	1.69%	0.58%	1.69%	$54,271	44%
2019	(3.17)	$39.16	11.10%	1.68%	0.30%	1.68%	$79,066	34%
2018	(1.02)	$38.69	1.19%	1.68%	0.07%	1.68%	$90,128	36%
2017	(0.39)	$39.22	19.20%	1.70%	(0.24)%	1.70%	$101,506	32%
Class I
Year Ended October 31:
2021	(2.32)	$51.66	52.54%	0.58%	1.63%	0.58%	$5,315,482	32%
2020	(2.49)	$35.77	(4.92)%	0.60%	1.64%	0.60%	$3,306,226	44%
2019	(3.57)	$40.12	12.31%	0.60%	1.37%	0.60%	$3,501,630	34%
2018	(1.44)	$39.55	2.30%	0.59%	1.14%	0.59%	$3,509,093	36%
2017	(0.67)	$40.04	20.50%	0.62%	0.85%	0.62%	$5,263,053	32%
Class R
Year Ended October 31:
2021	(2.10)	$50.81	51.74%	1.11%	1.11%	1.11%	$936,593	32%
2020	(2.31)	$35.23	(5.41)%	1.12%	1.14%	1.12%	$633,244	44%
2019	(3.37)	$39.54	11.72%	1.13%	0.84%	1.13%	$823,796	34%
2018	(1.25)	$39.03	1.80%	1.10%	0.65%	1.10%	$897,277	36%
2017	(0.49)	$39.54	19.89%	1.10%	0.38%	1.10%	$1,005,561	32%
Class R6
Year Ended October 31:
2021	(2.34)	$51.69	52.62%	0.54%	1.68%	0.54%	$7,548,781	32%
2020	(2.50)	$35.78	(4.89)%	0.57%	1.68%	0.57%	$4,499,129	44%
2019	(3.57)	$40.13	12.35%	0.58%	1.38%	0.58%	$4,762,844	34%
2018	(1.47)	$39.55	2.34%	0.57%	1.19%	0.57%	$3,822,378	36%
2017	(0.69)	$40.05	20.54%	0.54%	0.91%	0.54%	$1,314,843	32%
Class Y
Year Ended October 31:
2021	(2.32)	$51.66	52.49%	0.61%	1.62%	0.61%	$873,753	32%
2020	(2.48)	$35.76	(4.92)%	0.63%	1.63%	0.63%	$600,200	44%
2019	(3.56)	$40.11	12.28%	0.63%	1.32%	0.63%	$659,111	34%
2018	(1.44)	$39.54	2.27%	0.62%	1.13%	0.62%	$448,543	36%
2017	(0.67)	$40.04	20.51%	0.60%	0.81%	0.60%	$487,044	32%

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

27

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sycamore Small Company Opportunity Fund
Class A
Year Ended October 31:
2021	$37.91	0.04	18.89	18.93	(0.17)	(0.15)
2020	$45.16	0.17	(5.14)	(4.97)	(0.20)	(2.08)
2019	$45.91	0.22	4.22	4.44	(0.10)	(5.09)
2018	$48.23	0.22	(0.09)	0.13	(0.21)	(2.24)
2017	$39.74	0.11	10.44	10.55	(0.12)	(1.94)
Class I
Year Ended October 31:
2021	$38.40	0.22	19.13	19.35	(0.29)	(0.15)
2020	$45.71	0.31	(5.20)	(4.89)	(0.34)	(2.08)
2019	$46.43	0.35	4.28	4.63	(0.26)	(5.09)
2018	$48.75	0.37	(0.09)	0.28	(0.36)	(2.24)
2017	$40.12	0.25	10.55	10.80	(0.23)	(1.94)
Class R
Year Ended October 31:
2021	$35.16	(0.05)	17.52	17.47	(0.11)	(0.15)
2020	$42.05	0.09	(4.76)	(4.67)	(0.14)	(2.08)
2019	$43.13	0.13	3.91	4.04	(0.03)	(5.09)
2018	$45.47	0.10	(0.08)	0.02	(0.12)	(2.24)
2017	$37.59	0.01	9.86	9.87	(0.05)	(1.94)
Class R6
Year Ended October 31:
2021	$38.37	0.24	19.10	19.34	(0.34)	(0.15)
2020	$45.66	0.19	(5.03)	(4.84)	(0.37)	(2.08)
2019	$46.38	0.36	4.28	4.64	(0.27)	(5.09)
2018	$48.69	0.30	— (c)	0.30	(0.37)	(2.24)
2017	$40.08	0.21	10.58	10.79	(0.24)	(1.94)
Class Y
Year Ended October 31:
2021	$38.10	0.16	19.00	19.16	(0.23)	(0.15)
2020	$45.39	0.24	(5.16)	(4.92)	(0.29)	(2.08)
2019	$46.13	0.30	4.24	4.54	(0.19)	(5.09)
2018	$48.33	0.29	(0.09)	0.20	(0.16)	(2.24)
2017	$39.84	0.20	10.40	10.60	(0.17)	(1.94)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

28

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Sycamore Small Company Opportunity Fund
Class A
Year Ended October 31:
2021	(0.32)	$56.52	50.11%	1.24%	0.07%	1.24%	$424,496	41%
2020	(2.28)	$37.91	(11.80)%	1.26%	0.43%	1.26%	$336,083	37%
2019	(5.19)	$45.16	12.10%	1.25%	0.51%	1.25%	$451,310	34%
2018	(2.45)	$45.91	0.17%	1.22%	0.46%	1.22%	$486,622	43%
2017	(2.06)	$48.23	27.02%	1.23%	0.25%	1.23%	$603,851	36%
Class I
Year Ended October 31:
2021	(0.44)	$57.31	50.66%	0.89%	0.41%	0.89%	$3,840,013	41%
2020	(2.42)	$38.40	(11.51)%	0.93%	0.78%	0.93%	$2,666,852	37%
2019	(5.35)	$45.71	12.49%	0.92%	0.82%	0.92%	$4,584,086	34%
2018	(2.60)	$46.43	0.49%	0.88%	0.76%	0.88%	$4,127,411	43%
2017	(2.17)	$48.75	27.44%	0.90%	0.56%	0.90%	$4,003,419	36%
Class R
Year Ended October 31:
2021	(0.26)	$52.37	49.85%	1.42%	(0.11)%	1.42%	$256,938	41%
2020	(2.22)	$35.16	(11.94)%	1.44%	0.25%	1.44%	$200,617	37%
2019	(5.12)	$42.05	11.89%	1.44%	0.32%	1.44%	$279,090	34%
2018	(2.36)	$43.13	(0.06)%	1.44%	0.23%	1.44%	$286,480	43%
2017	(1.99)	$45.47	26.73%	1.45%	0.03%	1.45%	$333,944	36%
Class R6
Year Ended October 31:
2021	(0.49)	$57.22	50.71%	0.85%	0.44%	0.85%	$2,518,726	41%
2020	(2.45)	$38.37	(11.43)%	0.86%	0.48%	0.86%	$1,625,853	37%
2019	(5.36)	$45.66	12.52%	0.87%	0.84%	0.87%	$277,218	34%
2018	(2.61)	$46.38	0.52%	0.87%	0.62%	0.87%	$195,360	43%
2017	(2.18)	$48.69	27.44%	0.90%	0.46%	0.90%	$85,307	36%
Class Y
Year Ended October 31:
2021	(0.38)	$56.88	50.55%	0.95%	0.31%	0.95%	$33,276	41%
2020	(2.37)	$38.10	(11.65)%	1.08%	0.62%	1.08%	$16,054	37%
2019	(5.28)	$45.39	12.31%	1.07%	0.69%	1.07%	$31,016	34%
2018	(2.40)	$46.13	0.33%	1.06%	0.61%	1.06%	$32,592	43%
2017	(2.11)	$48.33	27.10%	1.15%	0.45%	1.25%	$35,416	36%

See notes to financial statements.

29

Victory Portfolios	Notes to Financial Statements October 31, 2021

1. Organization:

Victory Portfolios (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 41 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund"). Each Fund is classified as diversified under the 1940 Act.

Funds (Legal Name)	Funds (Short Name)*	Investment Share Classes Offered
Victory Sycamore Established Value Fund	Sycamore Established Value Fund	A, C, I, R, R6, and Y
Victory Sycamore Small Company Opportunity Fund	Sycamore Small Company Opportunity Fund	A, I, R, R6, and Y

*  The Funds are generally closed to new investors. The Funds will continue to be available for investment (by direct purchase or exchange) by the following: existing shareholders, investors that purchase shares through certain intermediaries, retirement plans that purchase shares through certain record keepers, and current and retired Fund trustees, officers, employees of Victory Capital Management Inc. ("VCM" or the "Adviser") and affiliated providers, and their family members.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

30

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of October 31, 2021, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Sycamore Established Value Fund
Common Stocks	$16,083,071	$—	$—	$16,083,071
Exchange-Traded Funds	203,373	—	—	203,373
Collateral for Securities Loaned	24	—	—	24
Total	$16,286,468	$—	$—	$16,286,468
Sycamore Small Company Opportunity Fund
Common Stocks	$6,883,790	$—	$—	$6,883,790
Exchange-Traded Funds	74,871	—	—	74,871
Collateral for Securities Loaned	101,145	—	—	101,145
Total	$7,059,806	$—	$—	$7,059,806

For the year ended October 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.
31

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Funds, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend their securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Funds do not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. Collateral requirements are determined daily based on the value of the Funds' securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them and the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Funds may not be sold or re-pledged, except to satisfy borrower default.

32

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions as of October 31, 2021.

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Sycamore Established Value Fund	$24	$—	$24
Sycamore Small Company Opportunity Fund	99,461	—	101,145

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Funds are charged to the Funds, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sale of securities (excluding securities maturing less than one year from acquisition) and purchases and sales of in-kind transactions for the year ended October 31, 2021, were as follows (amounts in thousands). Any realized gains or losses from in-kind redemptions, if any, are reflected on the Statements of Operations as Net realized gains (losses) from in-kind redemptions.

	Excluding U.S. Government Securities		Associated with In-Kind Transactions
	Purchases	Sales	Purchases	Sales
Sycamore Established Value Fund	$5,169,934	$4,525,652	$—	$—
Sycamore Small Company Opportunity Fund	2,644,616	2,771,036	—	58,987

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Funds by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

33

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

	Adviser Fee Tier Rates
	Up to $100 million	$100 million — $200 million	Over $200 million
Sycamore Established Value Fund	0.65%	0.55%	0.45%
	Up to $500 million		Over $500 million
Sycamore Small Company Opportunity Fund	0.85%		0.75%

Amounts incurred and paid to VCM for the year ended October 31, 2021, are reflected on the Statements of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion — $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Sub-Administration fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios II, and USAA Mutual Funds Trust (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

34

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee up to the annual rate shown in the table below:

	Class A	Class C	Class R
Sycamore Established Value Fund	0.25%	1.00%	0.50%
Sycamore Small Company Opportunity Fund	0.25%	N/A	0.50%

The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class C, and Class R. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sale of the Class A. For the year ended October 31, 2021, the Distributor received approximately $19 thousand from commissions earned on the sale of Class A.

Other Fees:

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended October 31, 2021, are reflected on the Statements of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of October 31, 2021, the expense limits are as follows:

	In effect until February 28, 2022
	Class C	Class Y
Sycamore Established Value Fund	1.84%	N/A
Sycamore Small Company Opportunity Fund	N/A	1.15%

Under the terms of the expense limitation agreements, as amended May 1, 2021, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Funds were permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of October 31, 2021, the Funds had no amounts available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that repayments are not probable at October 31, 2021.

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

35

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Small-Capitalization Stock Risk — Small-capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Mid-Capitalization Stock Risk — Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended October 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 29, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Funds had no borrowings under the Line of Credit agreement during the year ended October 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund

36

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund, if any, during the period, is reflected on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund, if any, during the period, is presented on the Statements of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Funds that utilized this Facility during the year ended October 31, 2021, were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at October 31, 2021	Average Borrowing*	Days Lending Outstanding	Average Interest Rate	Maximum Lending During the Period
Sycamore Established Value Fund	Lender	$—	$8,775	151	0.28%	$64,000

*  For the year ended October 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. Dividends from net investment income, if any, are declared and paid as noted in the table below.

	Declared	Paid
Sycamore Established Value Fund	Quarterly	Quarterly
Sycamore Small Company Opportunity Fund	Annually	Annually

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of October 31, 2021, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Accumulated Earnings/(Loss)	Capital
Sycamore Established Value Fund	$(119,741)	$119,741
Sycamore Small Company Opportunity Fund	(93,675)	93,675

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

	Year Ended October 31, 2021			Year Ended October 31, 2020
	Distributions Paid From:			Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Sycamore Established Value Fund	$248,269	$433,348	$681,617	$206,073	$517,611	$723,684
Sycamore Small Company Opportunity Fund	32,840	22,393	55,233	73,792	224,771	298,563

37

Victory Portfolios	Notes to Financial Statements — continued October 31, 2021

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Deficit)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
Sycamore Established Value Fund	$255,037	$859,845	$(9)	$1,114,873	$4,284,880	$5,399,753
Sycamore Small Company Opportunity Fund	149,603	662,345	(9)	811,939	1,581,049	2,392,988

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended October 31, 2021, the Funds had no capital loss carryforwards, for the federal income tax purposes.

As of October 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Sycamore Established Value Fund	$12,001,588	$4,417,741	$(132,861)	$4,284,880
Sycamore Small Company Opportunity Fund	5,478,757	1,725,653	(144,604)	1,581,049

8. Affiliated Securities:

An affiliated security is a security in which a Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM as of the year ended October 31, 2021. The Funds do not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended October 31, 2021 were as follows (amounts in thousands):

	Fair Value 10/31/2020	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2021	Dividend Income
Sycamore Small Company Opportunity Fund
AMERISAFE, Inc.	$49,538	$10,432	$(482)	$45	$—	$646	$60,179	$4,020
Astec Industries, Inc.	37,744	28,674	(620)	307	—	(2,049)	64,056	393
Citi Trends, Inc.	—	26,838	(390)	228	—	13,203	39,879	—
Hanger, Inc.	39,179	12,428	(4,353)	590	—	257	48,101	—
Helix Energy Solutions Group, Inc.	14,980	13,527	(405)	(126)	—	2,755	30,731	—
Marten Transport Ltd.	46,131	20,389	(584)	179	—	3,232	69,347	4,186
NETGEAR, Inc.	54,958	25,150	(20,979)	3,336	—	(5,526)	56,939	—
ScanSource, Inc.	24,596	10,972	(357)	27	—	22,010	57,248	—
Viad Corp.	20,071	15,835	(570)	398	—	25,682	61,416	—
	$287,197	$164,245	$(28,740)	$4,984	$—	$60,210	$487,896	$8,599

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Board of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Sycamore Established Value Fund and Victory Sycamore Small Company Opportunity Fund (the "Funds"), each a series of Victory Portfolios, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended October 31, 2018 and prior, were audited by other auditors whose report dated December 21, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 23, 2021

39

Victory Portfolios	Supplemental Information October 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 41 portfolios in the Trust, eight portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Trustee, Carlyle Secured Lending III (since 2021).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	None.

40

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Vice Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008

Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.; Chairman and Chief Executive Officer (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

41

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Sean Fox, Born September 1976	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021); Compliance Officer, the Adviser (2015-2019).
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

42

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021, through October 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Actual Ending Account Value 10/31/21	Hypothetical Ending Account Value 10/31/21	Actual Expenses Paid During Period 5/1/21- 10/31/21*	Hypothetical Expenses Paid During Period 5/1/21- 10/31/21*	Annualized Expense Ratio During Period 5/1/21- 10/31/21
Sycamore Established Value Fund
Class A	$1,000.00	$1,035.50	$1,020.67	$4.62	$4.58	0.90%
Class C	1,000.00	1,031.70	1,016.89	8.45	8.39	1.65%
Class I	1,000.00	1,037.40	1,022.28	2.98	2.96	0.58%
Class R	1,000.00	1,034.60	1,019.56	5.74	5.70	1.12%
Class R6	1,000.00	1,037.40	1,022.48	2.77	2.75	0.54%
Class Y	1,000.00	1,037.10	1,022.13	3.13	3.11	0.61%

43

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

	Beginning Account Value 5/1/21	Actual Ending Account Value 10/31/21	Hypothetical Ending Account Value 10/31/21	Actual Expenses Paid During Period 5/1/21- 10/31/21*	Hypothetical Expenses Paid During Period 5/1/21- 10/31/21*	Annualized Expense Ratio During Period 5/1/21- 10/31/21
Sycamore Small Company Opportunity Fund
Class A	$1,000.00	$1,007.80	$1,018.90	$6.33	$6.36	1.25%
Class I	1,000.00	1,009.90	1,020.77	4.46	4.48	0.88%
Class R	1,000.00	1,007.10	1,018.05	7.18	7.22	1.42%
Class R6	1,000.00	1,010.10	1,020.87	4.36	4.38	0.86%
Class Y	1,000.00	1,009.80	1,020.62	4.61	4.63	0.91%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

44

Victory Portfolios	Supplemental Information — continued October 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2021, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Sycamore Established Value Fund	68%
Sycamore Small Company Opportunity Fund	75%

Dividends qualified for corporate dividends received deductions of:

Percent
Sycamore Established Value Fund	67%
Sycamore Small Company Opportunity Fund	75%

For the year ended October 31, 2021, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$86,476
Sycamore Small Company Opportunity Fund	11,539

For the year ended October 31, 2021, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$536,970
Sycamore Small Company Opportunity Fund	79,328

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-SMF-AR (10/21)

Item 2. Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)   During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$110,500	$96,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	31,750	28,500
(d) All Other Fees (4)	0	818

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen Fund Audit Services, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen Fund Audit Services, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen Fund Audit Services, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal year ended October 31, 2021, there were no fees billed for professional services rendered by Cohen Fund Audit Services, Ltd to the Registrant, other than the services reported in (a) through (c) of this item. For the fiscal year ended October 31, 2020, Cohen & Company, Ltd. billed fees for consent related to Member Class Registration Statements as of June 1, 2020.

Tax fees for 2020 and 2021 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2021	$ 0
2020	$ 0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	December 30, 2021

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 30, 2021